UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number:

811-23407

YieldStreet Alternative Income Fund Inc.

(Exact Name of Registrant as Specified in the Charter)

300 Park Avenue, 15th Floor
New York, NY 10022
(Address of Principal Executive Offices)

(844) 943-5378
(Registrant’s Telephone Number, Including Area Code)

Ivor C. Wolk, Esq.

General Counsel
YieldStreet Alternative Income Fund Inc.
300 Park Avenue, 15th Floor
New York, NY 10022
(Name and address of agent for service)

COPIES TO:

Nicole Simon, Esq.
Stradley Ronon Stevens & Young, LLP
100 Park Avenue, Ste. 2000
New York, NY 10017
Tel: (212) 812-4137

Date of Fiscal Year End: December 31

Date of Reporting Period: January 1, 2025 – June 30, 2025

Item 1. Reports to Stockholders.

(a)           The Report to Stockholders is attached herewith.

Yieldstreet

Yieldstreet Alternative Income Fund Inc.

Semi Annual Report

2025

Yieldstreet

Yieldstreet Alternative Income Fund Inc.

Copyright © 2025 Yieldstreet Alternative Income Fund Inc.
All Rights Reserved

Yieldstreet

Yieldstreet Alternative Income Fund Inc.

Copyright © 2025 Yieldstreet Alternative Income Fund Inc.
All Rights Reserved

YieldStreet Alternative Income Fund	Management Discussion of Fund Performance
June 30, 2025 (Unaudited)
Dear Stockholders,

Thank you once again for your continued support of the Yieldstreet Alternative Income Fund Inc. (the “Fund”). We appreciate the trust you’ve placed in us and remain focused on our commitment to delivering attractive, risk-adjusted returns through alternative income-generating investments.

Fund Performance

For the six-month period ended June 30, 2025, the Fund delivered a total return of 2.07%, compared to 4.02% for the Bloomberg Barclays U.S. Aggregate Bond Index and 4.44% for the S&P U.S. High Yield Corporate Bond Index. While the Fund is not managed to track any benchmark, these indices are provided for context regarding broader market performance.

Portfolio Update

The first half of 2025 has continued to reflect the broader macroeconomic themes that shaped much of 2024—persistent inflationary pressures, ongoing geopolitical uncertainty, and a “higher-for-longer” interest rate environment. Despite these headwinds, alternative credit and private market assets have shown resilience, providing attractive relative value in a still-volatile environment.

Private Credit remains a cornerstone of our portfolio strategy, particularly in the senior secured and asset-backed lending space. The pullback by traditional lenders, especially regional banks and other risk-averse institutions, has continued into 2025, opening doors for non-bank capital providers like the Fund. We have taken advantage of this opportunity to allocate capital to high-quality borrowers with strong collateral and contractual cash flows, preserving downside protection while enhancing income potential. Our private credit exposures—including litigation finance, consumer loans, and equipment leasing—contributed meaningfully to returns over the period. These segments continue to exhibit low correlation to public markets and have benefited from steady demand and strong servicing performance.

Our commercial real estate allocations, while still offering long-term value, remain under selective pressure. While transaction volumes remain subdued, valuations have begun to show early signs of stabilization in certain segments such as multifamily and industrial, which continue to benefit from solid demand fundamentals. Office assets, however, remain challenged by structural headwinds. Our exposure remains weighted toward well-leased, income-generating properties with conservative leverage profiles.

While the macro backdrop remains dynamic, we believe that private credit and alternative investments are well-positioned to deliver income and diversification in the current environment. As we look toward the second half of 2025, we remain focused on sourcing differentiated opportunities, maintaining disciplined underwriting standards, and prudently managing risk across the portfolio.

We are grateful for your continued support and partnership. Please do not hesitate to reach out with any questions or for additional updates on Fund performance.

Sincerely,

Ted Yarbrough

President and CIO of Yieldstreet

2	www.yieldstreetalternativeincomefund.com

YieldStreet Alternative Income Fund	Management Discussion of Fund Performance
June 30, 2025 (Unaudited)

Performance quoted herein represents past performance, which is not a guarantee of future results. Returns for periods greater than one year are annualized. All investing involves risk, including the loss of principal. Investment returns and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than the returns quoted herein.

Investors should carefully consider the investment objectives, risks, charges and expenses of the YieldStreet Alternative Income Fund before investing. The prospectus for the YieldStreet Alternative Income Fund contains this and other information about the Fund and can be obtained by emailing investments@yieldstreetalternativeincomefund.com or by referring to www.yieldstreetalternativeincomefund.com. The prospectus should be read carefully before investing in the Fund.

Investments in the Fund are not bank deposits (and thus not insured by the FDIC or by any other federal governmental agency) and are not guaranteed by Yieldstreet or any other party.

The securities described in the prospectus are not offered for sale in the states of Nebraska or North Dakota or to persons resident or located in such states. No subscription for the sale of Fund shares will be accepted from any person resident or located in Nebraska or North Dakota.

An investment in the Fund is not suitable for investors that require short-term liquidity. The Fund’s shares have no history of public trading, are not publicly traded, and you should not expect to be able to sell your shares regardless of how the Fund performs. The Fund’s shares are currently not listed on any securities exchange and there is no expectation that a secondary market for the Fund’s shares will develop in the future. Pursuant to its Share Repurchase Program, the Fund intends to periodically repurchase shares from the Fund’s investors, subject to the discretion of the Fund’s Board of Directors, but only a limited number of shares will be eligible for repurchase by the Fund.

Semi-Annual Report | June 30, 2025	3

YieldStreet Alternative Income Fund	Fund Overview
June 30, 2025 (Unaudited)

Average Annual Total Returns (as of June 30, 2025)

							Since
	1 Month	Quarter	6 Month	1 Year	3 Year	5 Year	Inception*
YieldStreet Alternative Income Fund Inc. – NAV	0.76%	1.63%	2.07%	7.62%	7.92%	6.65%	6.42%
Bloomberg Barclays US Aggregate Bond Index**	1.54%	1.21%	4.02%	6.08%	2.55%	-0.73%	-0.67%
S&P U.S. High Yield Corporate Bond Index**	1.71%	3.26%	4.44%	10.02%	9.50%	5.69%	5.61%

The performance data quoted above represents past performance. Past performance is not a guarantee of future results. Investment return and value of the Fund shares will fluctuate so that an investor’s shares, when sold or repurchased, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Fund performance current to the most recent month-end is available by calling 1-844-943-5378 or by visiting www.yieldstreetalternativeincomefund.com.

*	Fund’s inception date is March 9, 2020.

**	The Bloomberg Barclays US Aggregate Bond Index measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, fixed-rate agency MBS, ABS and CMBS. The S&P U.S. High Yield Corporate Bond Index measures the performance of U.S. dollar-denominated, high-yield corporate bonds issued by companies whose country of risk use official G-10 currencies, excluding those countries that are members of the United Nations Eastern European Group. Qualifying securities must have a below-investment-grade rating and maturities of one or more months. The Bloomberg Barclays US Aggregate Bond Index and S&P US High Yield Corporate Bond Index are not adjusted to reflect sales changes, expenses or other fees that the SEC requires to be reflected in the Fund's performance. The Indices are unmanaged and unlike the Fund, it is not affected by cash flow. It is not possible to invest directly in the Indices.

For illustrative purposes only. All figures represent past performance and are not indicative of future results. No investment strategy can guarantee performance results.

Total returns are based on changes in NAV. Returns reflect the deduction of all Fund expenses, including management fees, operating expenses, and other Fund expenses.

Total return assumes the reinvestment of all distributions.

4	www.yieldstreetalternativeincomefund.com

YieldStreet Alternative Income Fund	Fund Overview
June 30, 2025 (Unaudited)

Performance of $10,000 Initial Investment (as of June 30, 2025)

The graph shown above represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Top Ten Holdings (as a % of Net Assets)*
YS AVN-AVT V LLC	9.62%
Coventry Life Insurance Portfolio	4.70%
Octane Lending Inc. III	4.68%
FlexPay - Upgrade Consumer Travel	4.35%
Keystone - Villa Fifty2	4.32%
9RPJ1 Partners, LP	4.16%
Harrison Yards Project	4.02%
Octane Lending Inc. ll	3.62%
Edgewater	3.60%
A10 Single Asset Commercial Mortgage 2023-GTWY	3.53%
Top Ten Holdings	46.60%

Portfolio Composition (as a % of Net Assets)*
First-Lien Senior Secured Term loans	28.01%
Collateralized Loan Obligations	27.82%
Equity	16.81%
Preferred Equity	13.24%
Investments in Investee Funds	13.60%
Commercial Mortgage-Backed Securities	4.05%
Money Market Mutual Funds	7.36%
Other Liabilities in excess of Assets	-10.89%
Total	100.00%

*            Holdings are subject to change and may not reflect the current or future position of the portfolio.

Semi-Annual Report | June 30, 2025	5

YieldStreet Alternative Income Fund	Consolidated Schedule of Investments
June 30, 2025 (Unaudited)

	Rate	Reference Rate & Spread(a)	Maturity Date	Par Amount/Shares	Value
COMMERCIAL MORTGAGE BACKED SECURITIES - 4.05%
A10 Single Asset Commercial Mortgage 2023-GTWY, Series 2023-GTWY(b)(c)	12.82%	1M SOFR + 8.50% (11.5% Floor)	04/15/2040	$3,000,000	$2,934,090
A10 Single Asset Commercial Mortgage 2023-GTWY, Series 2023-GTWY(b)(c)	11.57%	1M SOFR + 7.25% (11.5% Floor)	04/15/2040	2,000,000	1,973,500
IP 2025-IP Mortgage Trust, Series 2025-IP(c)	6.81%	TSFR3M + 2.52%	06/10/2030	710,000	718,610
Total Commercial Mortgage Backed Securities (Cost $5,710,000)					5,626,200

COLLATERALIZED LOAN OBLIGATIONS - 27.82%
Apidos Clo Xxv, Series 2024-25A(c)	10.62%	TSFR3M + 6.33%	01/20/2037	1,500,000	1,498,125
Aqua Finance Issuer Trust 2025-A, Series 2025-A(c)	6.79%	TSFR3M + 2.50%	12/19/2050	1,000,000	1,007,884
CIFC Funding 2018-III, Ltd., Series 2018-3A(c)	7.38%	TSFR3M + 3.09%	07/18/2031	1,000,000	1,001,966
Dryden 65 CLO, Ltd., Series 2018-65A(c)	7.65%	TSFR3M + 3.36%	07/18/2030	1,500,000	1,504,839
Dryden 77 CLO, Ltd., Series 2021-77A(c)	10.42%	TSFR3M + 6.13%	05/20/2034	3,000,000	2,939,240
Dryden 97 CLO, Ltd., Series 2022-97A(c)	7.44%	TSFR3M + 3.15%	04/20/2035	2,000,000	1,994,592
Galaxy XXII CLO, Ltd., Series 2024-22A(c)	11.04%	TSFR3M + 6.75%	04/16/2034	2,000,000	2,005,000
Goldentree Loan Management US Clo 15, Ltd., Series 2023-15A(c)	8.59%	TSFR3M + 4.30%	10/20/2036	500,000	502,892
Greystone CRE Notes 2025-FL4 LLC, Series 2025-FL4(c)	7.61%	TSFR3M + 3.32%	02/15/2030	2,000,000	2,006,982
KKR CLO 28, Ltd., Series 2024-28A(c)	11.69%	TSFR3M + 7.40%	02/09/2035	1,000,000	1,003,840
KKR CLO 41, Ltd., Series 2022-41A(c)	7.47%	TSFR3M + 3.18%	04/15/2035	2,500,000	2,419,677
KKR CLO 41, Ltd., Series 2022-41A(c)	10.99%	TSFR3M + 6.70%	04/15/2035	500,000	469,593
KKR CLO 44, Ltd., Series 2023-44A(c)	12.51%	TSFR3M + 8.22%	01/20/2036	700,000	707,785
Madison Park Funding L, Ltd., Series 2021-50A(c)	7.30%	TSFR3M + 3.01%	04/19/2034	2,500,000	2,509,814
Madison Park Funding LII, Ltd., Series 2021-52A(c)	7.70%	TSFR3M + 3.41%	01/22/2035	950,000	947,589
Mariner Finance Issuance Trust 2025-A, Series 2025-AA(c)	6.51%	TSFR3M + 2.22%	02/20/2030	1,000,000	1,022,124

See Notes to Consolidated Financial Statements.

6	www.yieldstreetalternativeincomefund.com

YieldStreet Alternative Income Fund	Consolidated Schedule of Investments
June 30, 2025 (Unaudited)

		Reference
		Rate &		Par
	Rate	Spread(a)	Maturity Date	Amount/Shares	Value
MCF CLO VIII, Ltd., Series 2024-1A(c)	9.40%	TSFR3M + 5.11%	04/18/2036	$2,000,000	$2,010,800
Monroe Capital MML CLO XV LLC, Series 2023-1A(c)	13.34%	TSFR3M + 9.05%	09/23/2035	600,000	605,458
Oxford Finance Credit Fund III 2025-A LP, Series 2025-A(c)	7.16%	TSFR3M + 2.87%	08/14/2031	500,000	506,829
Pagaya Ai Debt Trust 2025-R1, Series 2025-R1(c)	6.90%	TSFR3M + 2.61%	06/15/2032	750,000	753,829
RFS Asset Securitization V LLC, Series 2025-1(c)	7.62%	TSFR3M + 3.33%	05/15/2028	1,250,000	1,260,788
RFS Asset Securitization V LLC, Series 2025-1(c)	11.08%	TSFR3M + 6.79%	05/15/2028	900,000	907,502
Rockford Tower CLO 2021-1, Ltd., Series 2021-1A(c)	10.88%	TSFR3M + 6.59%	07/20/2034	1,000,000	978,085
Rockford Tower CLO 2022-1, Ltd., Series 2022-1A(c)	11.64%	TSFR3M + 7.35%	07/20/2035	300,000	301,261
RR 14, Ltd., Series 2021-14A(c)	10.68%	TSFR3M + 6.39%	04/15/2036	1,000,000	987,733
Southwick Park CLO LLC, Series 2021-4A(c)	7.50%	TSFR3M + 3.21%	07/20/2032	1,120,000	1,124,626
Venture 38 CLO, Ltd., Series 2025-38A(c)	9.23%	TSFR3M + 4.94%	07/30/2032	1,000,000	999,907
Venture 43 CLO, Ltd., Series 2021-43A(c)	11.70%	TSFR3M + 7.41%	04/15/2034	2,000,000	1,676,930
Venture XXVIII CLO, Ltd., Series 2017-28A(c)	8.55%	TSFR3M + 4.26%	07/20/2030	2,000,000	1,997,830
Verdant Receivables 2025-1 LLC, Series 2025-1A(c)	6.46%	TSFR3M + 2.17%	05/12/2033	1,000,000	1,013,766
Total Collateralized Loan Obligations (Cost $38,851,561)					38,667,286

FIRST-LIEN SENIOR SECURED TERM LOANS - 28.01%
ART - 2.03%(b)
Colette Capital LLC(b)(c)	12.50%	N/A + –%	07/17/2026	2,800,000	2,826,800
Total Art					2,826,800

COMMERCIAL REAL ESTATE - 10.54%
Bridge - 4.02%(d)
Harrison Yards Project(b)(c)(e)	8.99%	1M SOFR + 16.40% Cash, 2.68% PIK (0.25% Floor)	12/31/2025	4,000,000	5,582,917
Land - 4.71%
Edgewater(b)(c)	9.02%	3M SOFR + 4.68%	07/01/2025	5,000,000	5,000,065
MCG NJ-PA-FL Land(b)(c)	12.50%	12.50%	12/18/2026	1,560,032	1,544,033

See Notes to Consolidated Financial Statements.

Semi-Annual Report | June 30, 2025	7

YieldStreet Alternative Income Fund	Consolidated Schedule of Investments
June 30, 2025 (Unaudited)

		Reference
		Rate &		Par
	Rate	Spread(a)	Maturity Date	Amount/Shares	Value
Retail - 1.81%
Avatar Financial Group(b)(c)	10.50%	1M SOFR (4.81% Floor) + 5.69%	10/01/2025	$2,500,000	$2,510,908
Total Commercial Real Estate					14,637,923

RESIDENTIAL REAL ESTATE - 8.70%
Multi-family - 8.70%
Invictus Real Estate Partners(b)(c)(e)	17.35%	1M SOFR (0.10% Floor) + 13.03%	12/31/2025	2,131,794	2,473,260
Keystone - Villa Fifty2(b)(c)	7.74%	7.74%	10/01/2025	6,000,000	5,999,857
Merrick Parc(b)(c)	6.00%	1M SOFFR + 0.67%, (6.00% Floor)	05/30/2026	2,318,550	2,673,707
Urban Standard Capital, LLC(b)(c)(e)	12.75%	PRIME + 5.25%	10/01/2025	543,130	945,655
Total Residential Real Estate					12,092,479

TRADE FINANCE - 6.74%
Coventry Life Insurance Portfolio(b)(c)	12.75%	12.75%	06/30/2027	6,788,249	6,531,997
Sucres et Desnrees(b)(c)	11.55%	3M SOFR + 7.21%	04/30/2026	1,673,827	1,678,467
UsinaCoruripe Acucare Alcool(b)(c)	11.73%	3M SOFR + 7.39%	09/30/2025	1,161,345	1,161,345
Total Trade Finance					9,371,809
Total First-Lien Senior Secured Term Loans (Cost $36,911,512)					38,929,011

EQUITY - 16.81%
Consumer Loans - 16.81%
EH YS Purchaser I LLC(b)(c)(e)(f)	N/A	N/A	N/A	1,385,229	$1,149,999
FlexPay - Upgrade Consumer Travel(b)(c)(f)	N/A	N/A	N/A	6,045,904	6,045,904
Octane Lending Inc.(b)(c)(f)	N/A	N/A	N/A	4,557,514	4,634,876
Octane Lending Inc. III(b)(c)(f)	N/A	N/A	N/A	6,500,526	6,500,525
Octane Lending Inc. ll(b)(c)(f)	N/A	N/A	N/A	4,769,199	5,032,620
Total Consumer Loans					23,363,924
Total Equity (Cost $23,329,849)					23,363,924

INVESTMENTS IN INVESTEE FUNDS - 13.60%
Asset Management - 5.04%
Blue Owl Credit Income Corp.(b)(c)	N/A	N/A	N/A	378,855	3,561,233

See Notes to Consolidated Financial Statements.

8	www.yieldstreetalternativeincomefund.com

YieldStreet Alternative Income Fund	Consolidated Schedule of Investments
June 30, 2025 (Unaudited)

		Reference
		Rate &		Par
	Rate	Spread(a)	Maturity Date	Amount/Shares	Value
New Mountain Capital(b)(c)(g)	N/A	N/A	N/A	$3,428,100	$3,450,774
Total Asset Management					7,012,007

Consumer Loans - 2.02%
Lending Point(c)(e)(f)	N/A	N/A	N/A	4,774,833	2,802,963
Total Consumer Loans					2,802,963

Legal - 6.54%
9RPJ1 Partners, LP(b)(c)(e)(f)(g)	N/A	N/A	N/A	5,805,352	5,777,071
BWA20C TL1(b)(c)(e)(f)	N/A	N/A	N/A	3,300,000	3,313,070
Total Legal					9,090,141
Total Investments in Investee Funds (Cost $15,556,915)					18,905,111

PREFERRED EQUITY - 13.24%
Aviation - 9.62%
YS AVN-AVT V LLC(b)(c)(e)(f)(h)	N/A	N/A	N/A	11,542,862	13,367,775
Total Aviation					13,367,775

Residential Real Estate - 3.62%
Multi-family - 3.62%
Quadrant Finance Partners(b)(c)(f)(h)	N/A	N/A	N/A	232,163	461,935
YS PP REQ I Hines Park, LLC(b)(c)(e)(f)(i)	N/A	N/A	N/A	2,000,000	2,380,527
YS PP REQ II P Southgate Apartments, LLC(b)(c)(e)(f)(j)	N/A	N/A	N/A	2,000,000	2,189,374
Total Residential Real Estate					5,031,836
Total Preferred Equity (Cost $15,775,024)					18,399,611

			7-Day Yield	Shares
MONEY MARKET MUTUAL FUNDS - 7.36%(k)(l)
SEI Government Fund, Class F (SEOXX)			4.13%	10,222,170	$10,222,170
Total Money Market Mutual Funds (Cost $10,222,170)					10,222,170
Total Investments - 110.92% (Cost $146,357,031)					$154,113,313
Liabilities in Excess of Other Assets - (10.92)%					(15,170,840)
Net Assets - 100.00%					$138,942,473

See Notes to Consolidated Financial Statements.

Semi-Annual Report | June 30, 2025	9

YieldStreet Alternative Income Fund	Consolidated Schedule of Investments
June 30, 2025 (Unaudited)

Investment Abbreviations:

SOFR - Secured Overnight Financing Rate

Reference Rates:

1M SOFR - 1 Month SOFR as of June 30, 2025 was 4.32%

3M SOFR - 3 Month SOFR as of June 30, 2025 was 4.34%

TSFR3M - TSFR3M as of June 30, 2025 was 4.29%

PRIME - US Prime Rate as of June 30, 2025 was 7.50%

(a)	Floating or variable rate investment. The rate in effect as of June 30, 2025 is based on the reference rate, as described above, plus the displayed spread as of the securities' last reset date. The interest rate shown is the rate in effect as of period-end and changes periodically.

(b)	As a result of the use of significant unobservable inputs to determine fair value, these investments have been classified as Level 3 assets (See Note 3).

(c)	Restricted Security; these securities may only be sold in transactions exempt from registration under the Securities Act of 1933.

(d)	Paid in kind security which may pay interest in additional par.

(e)	Non-income producing security.

(f)	Affiliated Investment (See Note 5).

(g)	These investments have an unfunded commitment amount of $2,714,343 as of June 30, 2025.

(h)	Investment held through tax consolidated subsidiary YS-HP-S JV Corp.

(i)	Investment held through tax consolidated subsidiary YS PP REQ I, LLC

(j)	Investment held through tax consolidated subsidiary YS PP REQ II P, LLC

(k)	To obtain a copy of the Fund's shareholder report, please go to the Securities and Exchange Commission's website.

(l)	Money market fund; interest rate reflects seven-day effective yield on June 30, 2025.

See Notes to Consolidated Financial Statements.

10	www.yieldstreetalternativeincomefund.com

YieldStreet Alternative Income Fund	Consolidated Schedule of Investments
June 30, 2025 (Unaudited)

Below is a summary of the fund transactions with its affiliates during the year ended June 30, 2025:

Affiliated Investments

Name of Issuer	Fair Value at December 31, 2024	Purchases	Sales	Return of capital	Paydown	Net Change in Unrealized Gains (Losses)	Net Realized Gains (Losses)		Fair Value at June 30, 2025	Dividend Income
YS PP REQ I, LLC	$2,599,257	$–	$–	$–	$–	$(218,730)		$–	$2,380,527	$–
YS PP REQ II, LLC	2,167,333	–	–	–	–	22,041		–	2,189,374	–
YS AVN-AVT V LLC	13,581,681	–	–	–	–	(213,906)		–	13,367,775	436,656
EH YS Purchaser I LLC	1,713,536	–	–	–	(664,316)	100,779		–	1,149,999	430
Flexpay – Upgrade Consumer Travel	-	6,516,619	–	–	(470,715)	-		–	6,045,904	–
9RPJ1 Partners, LP	5,366,876	315,576	–	–	–	94,619		–	5,777,071	–
BWA20C	3,416,969	–	–	(29,585)	–	(74,314)		–	3,313,070	–
Lending Point	2,936,045	–	–	–	–	(133,082)		–	2,802,963	–
Octane	5,111,777	–		–	(750,014)	273,113		_	4,634,876	424,862
Octane II	5,775,416	–	–	–	(914,619)	171,823		_	5,032,620	451,536
Octane III	–	6,570,985	–	–	–	(70,460)		–	6,500,525	–
Quadrant Finance Partners	1,888,707	–	–	–	(1,597,500)	170,728		–	461,935	59,027
	$44,557,597	$13,403,180	$–	$(29,585)	$(4,397,164)	$122,611	$	‐	$53,656,638	$1,372,511

See Notes to Consolidated Financial Statements.

Semi-Annual Report | June 30, 2025	11

YieldStreet Alternative Income Fund	Consolidated Statement of Assets and Liabilities
June 30, 2025 (Unaudited)

ASSETS:
Investments, at value - non-affiliated (Cost $98,586,013)	$100,456,675
Investments, at value - affiliated (Cost $47,771,018)	53,656,638
Cash	6,335,379
Interest receivable	1,175,863
Receivable for fund shares sold	46,700
Deferred offering costs	174,849
Prepaid expenses and other assets	130,941
Total Assets	161,977,045

LIABILITIES:
Tax expense payable	27,916
Leverage facility	20,000,000
Accrued investment advisory fees payable (Note 5)	334,985
Accrued professional fees	225,255
Interest due on leverage facility	122,283
Accrued administration fees (Note 5)	72,743
Accrued transfer agent fees	34,903
Income tax payable	3,282
Deferred tax liabilities	1,742,813
Other payables and accrued expenses	470,392
Total Liabilities	23,034,572
Net Assets	$138,942,473

COMPOSITION OF NET ASSETS:
Paid-in capital	$138,753,329
Total distributable earnings	189,144
Net Assets	$138,942,473
Common shares of beneficial interest outstanding, at $0.001 par value	15,043,351
Net Asset Value per Common Share	$9.24

See Notes to Consolidated Financial Statements.

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YieldStreet Alternative Income Fund	Consolidated Statement of Operations
For the Six Months Ended June 30, 2025 (Unaudited)

INVESTMENT INCOME:
Non-affiliated investments:
Interest	$2,496,823
Dividends	1,222,585
Affiliated Investments:
Dividends	1,372,511
Total Investment Income	5,091,919

EXPENSES:
Professional fees	797,805
Investment advisory fees (Note 5)	582,960
Interest expense and amortization of deferred offering costs	475,143
Fund administration fees (Note 5)	346,117
Directors' fees and expenses (Note 4)	88,562
Insurance expense	41,585
Current tax	27,916
Offering costs	11,132
Income tax expense/(benefit)	4,394
Other expenses	32,700
Total Expenses Before Waivers	2,408,314
Fees Waived or Reimbursed by the Administrator	(31,017)
Net Expenses	2,377,297
Net Investment Income, net of taxes from consolidated subsidiaries	2,714,622

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) on:
Investment securities	(74,573)
Change in unrealized appreciation/(depreciation) on:
Non - affiliated investments	(14,939)
Affiliated investments	122,611
Deferred tax liabilities	16,349
Net change in unrealized appreciation/(depreciation), net of taxes	124,021
Net Realized and Unrealized Gain on Investments	49,448
Net Increase in Net Assets from Operations	$2,764,070

See Notes to Consolidated Financial Statements.

Semi-Annual Report | June 30, 2025	13

YieldStreet Alternative Income Fund	Consolidated Statement of Changes in Net Assets

	For the Six Months
	Ended	For the
	June 30, 2025	Year Ended
	(Unaudited)	December 31, 2024
OPERATIONS:
Net investment income	$2,714,622	$7,250,447
Net realized gain/(loss)	(74,573)	37,701
Change in unrealized appreciation/(depreciation)	124,021	4,387,514
Net Increase in Net Assets from Operations	2,764,070	11,675,662

TOTAL DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(2,790,396)	(7,705,508)
From tax return of capital	(1,662,615)	(1,570,908)
TOTAL DISTRIBUTIONS TO SHAREHOLDERS	(4,453,041)	(9,276,416)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of common shares	9,907,300	21,519,684
Net asset value of common shares issued to shareholders from reinvestment of dividends	2,994,231	6,240,874
Cost of shares redeemed from common shares	(8,412,621)	(19,140,128)
Net Increase from Capital Share Transactions	4,488,910	8,620,430
Net Increase in Net Assets	2,799,939	11,019,676

NET ASSETS:
Beginning of period	$136,142,534	$125,122,858
End of period	$138,942,473	$136,142,534

See Notes to Consolidated Financial Statements.

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YieldStreet Alternative Income Fund	Consolidated Statement of Cash Flows
For the Six Months Ended June 30, 2025 (Unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets from operations	$2,764,070
Adjustments to reconcile net increase in net assets from operations to net cash (used in)/provided by operating activities:
Purchases of investment securities	(49,487,192)
Proceeds from disposition of investment securities	28,408,794
Discounts accreted/premiums amortized	(5,384)
Net realized gain on:
Non-affiliated Investments	74,573
Net change in unrealized appreciation/(depreciation) on:
Non-affiliated Investments	14,939
Affiliated Investments	(122,611)
Deferred tax liability	(16,349)
Net purchases of short-term investment securities	12,419,792
(Increase)/Decrease in assets:
Interest receivable	87,902
Deferred offering costs, net	15,095
Prepaid expenses and other assets	88,570
Increase/(Decrease) in liabilities:
Accrued investment advisory fees	69,413
Interest due on leverage facility	59,103
Tax expense payable	27,916
Accrued transfer agent fees	6,331
Income tax payable	3,282
Accrued administration fees	328
Accrued professional fees	(3,267)
Deferred tax liabilities	(58,267)
Other payables and accrued expenses	82,831
Net Cash (Used in)/Provided by Operating Activities	(5,570,131)

CASH FLOWS FROM FINANCING ACTIVITIES:
Borrowing of leverage facility	10,000,000
Proceeds from shares sold - common shares	9,860,600
Cost of shares redeemed - common shares	(8,412,621)
Distributions paid - common shareholders	(1,458,810)
Net Cash (Used in)/Provided by Financing Activities	9,989,169

Net Increase in Cash	4,419,038
Cash, beginning balance	1,916,341
Cash, ending balance	$6,335,379

See Notes to Consolidated Financial Statements.

Semi-Annual Report | June 30, 2025	15

YieldStreet Alternative Income Fund	Consolidated Statement of Cash Flows
For the Six Months Ended June 30, 2025 (Unaudited)

Non-cash activity:
Reinvestment of distributions	$2,994,231
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the year for interest from leverage facility:	$766,295

RECONCILIATION OF UNRESTRICTED CASH AT THE BEGINNING OF PERIOD TO THE CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
Cash	$1,916,341

RECONCILIATION OF UNRESTRICTED CASH AT THE END OF PERIOD TO THE CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
Cash	$6,335,379
Cash, ending balance	$6,335,379

See Notes to Consolidated Financial Statements.

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YieldStreet Alternative Income Fund	Notes to Consolidated Financial Statements
June 30, 2025 (Unaudited)

NOTE 1. ORGANIZATION

YieldStreet Alternative Income Fund Inc. (the “Fund”) is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company. The Fund commenced operations on March 9, 2020. The Fund’s shares are not publicly traded.

The Fund’s investment objective is to generate current income and, as a secondary objective, capital appreciation. The Fund intends to seek to achieve its investment objective by primarily investing in debt securities and other credit instruments across multiple sectors, either directly or through separate investment structures or vehicles that provide the Fund with exposure to such securities (“Credit Investments”). Such Credit Investments may include instruments directly or indirectly secured by real or personal property.

YieldStreet Management, LLC (the ‘‘Adviser”) serves as the investment adviser of the Fund pursuant to an Investment Advisory Agreement (the “Investment Advisory Agreement”). The Adviser is a Delaware limited liability company that is registered as an investment adviser with the Securities and Exchange Commission (the ‘‘SEC’’) under the Investment Advisers Act of 1940 (the ‘‘Advisers Act’’). Prytania Investment Advisors LLP ("Prytania") serves as an investment sub-adviser for the Fund pursuant to an Investment Subadvisory Agreement (the "Subadvisory Agreement"). Prytania is a United Kingdom limited liability partnership that is registered as an investment adviser with the SEC pursuant to the Advisers Act.

The Adviser also serves as the Fund’s administrator, and in such capacity provides, or arranges for the provision of, the administration services necessary for the Fund to operate. The Adviser, in its capacity as the Fund’s administrator, expects to retain one or more sub-administrators from time to time to provide certain administrative services to the Fund on its behalf. ALPS Fund Services, Inc., together with certain affiliated entities (collectively, “AFS”), has been retained to serve as the Fund's sub-administrator (in such capacity, the “Sub-Administrator”) and to provide the Fund with certain administrative services on behalf of the Administrator.

On December 21, 2021 the Board of Directors approved to continue to operate as an evergreen fund with no termination date and, accordingly, the Fund does not intend to cease investment operations nor seek to liquidate the investment portfolio as of any specified date.

The Fund has established wholly-owned subsidiaries, YP-HP-S JV Corp., YS PP REQ II P LLC Southgate Apartments and YS PP REQ I LLC Hines Park ("the Subsidiaries") which serve to hold equity or equity-like investments in partnerships. All intercompany balances are eliminated in consolidation. The Fund consolidates its Subsidiaries for accounting purposes but the Subsidiaries are not consolidated for U.S. federal income tax purposes and may incur U.S. federal income tax expense as a result.

Semi-Annual Report | June 30, 2025	17

YieldStreet Alternative Income Fund	Notes to Consolidated Financial Statements
June 30, 2025 (Unaudited)

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation: The accompanying financial statements have been prepared in accordance with the investment company accounting and reporting guidance of the Financial Statement Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services – Investment Companies. The accounting policies are in conformity with the accounting principles generally accepted in the United States of America (U.S. GAAP).

Use of Estimates: The preparation of the financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities at the date of financial statements and the reported amounts of income, expense and gains and losses during the reported periods. Actual results could differ from those estimates and those differences could be material.

Changes in the economic environment, financial markets, credit worthiness of the Fund’s portfolio and any other parameters used in determining these estimates could cause actual results to differ materially.

Restricted Cash: Restricted cash is subject to legal or contractual restriction by third parties as well as a restriction to withdrawal or use, including restrictions that require the funds to be used for a specified purpose and restrictions that limit the purpose for which the funds can be used.

Fair Value Measurements: The Fund follows guidance in ASC 820, Fair Value Measurement, where fair value is defined as the price that would be received upon sale of an asset or paid upon transfer of a liability in an orderly transaction between market participants at the measurement date and in the principal or most advantageous market for that asset or liability. Fair value should be determined based on assumptions that market participants would use in pricing the asset or liability, not assumptions specific to the entity.

Fair value measurements are determined quarterly, monthly, or daily within a within a framework that establishes a three-tier hierarchy which classifies fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

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YieldStreet Alternative Income Fund	Notes to Consolidated Financial Statements
June 30, 2025 (Unaudited)

In accordance with the authoritative guidance on fair value measurements and disclosure under GAAP, the Fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value, as follows:

Level 1 –	Quoted prices are available in active markets for identical investments as of the reporting date.

Level 2 –	Pricing inputs are other than quoted prices in active markets, which are either directly or indirectly observable as of the reporting date, and fair value is determined through the use of models or other valuation methodologies. The types of investments that would generally be included in this category include publicly traded securities with restrictions on disposition, and certain convertible securities; and

Level 3 –	Pricing inputs are unobservable and include situations where there is little, if any, market activity for the investment. Fair value for these investments is determined using valuation methodologies that consider a range of factors, including but not limited to, the price at which the investment was acquired, the nature of the investment, local market conditions, valuations for comparable companies, current and projected operating performance and financing transactions subsequent to the acquisition of the investment. The inputs into the determination of fair value require significant judgment. Due to the inherent uncertainty of these estimates, these values may differ materially from the values that would have been used had a ready market for these investments existed. Investments that are included in this category generally are privately held debt, equity, and certain convertible securities.

The availability of observable inputs can vary from investment to investment and is affected by a wide variety of factors, including, for example, the type of investment, whether the investment is new and not yet established in the marketplace, the liquidity of markets and other characteristics particular to the investment. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Because of the inherent uncertainty of estimating fair value, those estimated values may be materially higher or lower than if the fair value was determined using observable inputs. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

An investment level within the fair value hierarchy is based on the lowest level input, individually or in the aggregate, that is significant to fair value measurement. The valuation techniques used by the Fund to measure fair value during the period ended June 30, 2025 maximized the use of observable inputs and minimized the use of unobservable inputs. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk or liquidity associated with investing in those securities.

Semi-Annual Report | June 30, 2025	19

YieldStreet Alternative Income Fund	Notes to Consolidated Financial Statements
June 30, 2025 (Unaudited)

Investment Valuation: The Board of Directors has approved valuation policies and procedures that provide a framework for determining the fair value of Investments in compliance with U.S. GAAP, the 1940 Act and the rules thereunder. The Board of Directors has designated the Adviser as its “valuation designee” pursuant to Rule 2a-5 under the 1940 Act, and in that role the Adviser is responsible for performing fair value determinations relating to Investments, including periodically assessing and managing any material valuation risks and establishing and applying fair value methodologies, in accordance with valuation policies and procedures approved by the Board of Directors. The Adviser provides the Board of Directors with periodic reports on a quarterly basis or, more frequently if necessary, describing the valuation process applicable to that period. The Board of Directors ultimately is responsible for fair value determinations under the 1940 Act and satisfies its responsibility through its oversight of the valuation designee in accordance with Rule 2a-5.

Investment Transactions and Investment Income: Investment transactions are accounted for on a trade date basis for financial reporting purposes and amounts payable or receivable for trades not settled as of period end are reflected as liabilities and assets, respectively, in the Consolidated Statement of Assets and Liabilities. Realized gains and losses on investment transactions reflected in the Consolidated Statement of Operations are recorded on a trade date basis. Cost is determined by the specific identification method. Interest is recorded on an accrual basis and dividend income is recorded on the ex-dividend date.

Investments that are expected to pay regularly scheduled interest and/or dividends in cash are generally placed on non-accrual status when principal or interest/dividend cash payments are past due 30 days or more and/or when it is no longer probable that principal or interest/dividend cash payments will be collected. Such non-accrual investments are restored to accrual status if past due principal and interest or dividends are paid in cash, and in management's judgment, are likely to continue timely payment of their remaining interest or dividend obligations. Interest or dividend cash payments received on non-accrual designated investments may be recognized as income or applied to principal depending upon management's judgment.

Payment-In-Kind Income: Some of the Fund’s loans may have contractual payment-in-kind (“PIK”) interest or dividends. PIK income computed at the contractual rate is accrued into income and reflected as receivable up to the capitalization date. PIK investments offer issuers the option at each payment date of making payments in cash or in additional securities. When additional securities are received, they typically have the same terms, including maturity dates and interest rates as the original securities issued. On these payment dates, the Fund capitalizes the accrued interest or dividends receivable (reflecting such amounts as the basis in the additional securities received). PIK income generally becomes due at maturity of the investment or upon the investment being called by the issuer. Upon capitalization, PIK income is subject to the fair value estimates associated with their related investments. The Fund places investments on non-accrual status when principal or interest/dividend is not expected to be paid.

Expense Recognition: Expenses include management fees and may include professional fees, including but not limited to insurance expenses, legal fees, directors’ fees, audit and tax service expenses and other general and administrative expenses. Expenses are recorded on an accrual basis.

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YieldStreet Alternative Income Fund	Notes to Consolidated Financial Statements
June 30, 2025 (Unaudited)

Other Income: Loan origination fees, original issue discount (“OID”), and market discounts are capitalized and accreted into interest income over the respective terms of the applicable loans using the effective interest method or straight-line, as applicable. Upon the prepayment of a loan, prepayment premiums, any unamortized loan origination fees, OID, or market discounts are recorded as interest income. In addition, exit fees and prepayment fees are also included in other income and are recorded when earned.

Distributions: Distributions to common shareholders, which are determined in accordance with the Plan of Distribution set forth in the Fund’s prospectus and with federal income tax regulations, are recorded on the ex-dividend date. The Board of Directors expects to authorize, and the Fund intends to declare and pay ordinary cash distributions on a quarterly basis. Net realized capital gains, if any, are generally distributed at least annually.

Federal Income Taxes: The Fund has elected to be treated as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the ‘‘Code’’). As a RIC, the Fund generally will not have to pay Fund-level federal income taxes on any ordinary income or capital gains that the Fund distributes to shareholders from the Fund’s tax earnings and profits.

In order to continue to qualify for RIC tax treatment, among other things, the Fund is required to distribute at least 90% of its investment company taxable income and intends to distribute all of the Fund’s investment company taxable income and net capital gains to common shareholders. The character of income and gains that the Fund will distribute is determined in accordance with income tax regulations that may differ from GAAP. Book and tax basis differences relating to shareholder dividends and distributions and other permanent book and tax differences are reclassified to paid-in capital.

The Fund follows ASC 740, Income Taxes (“ASC 740”). ASC 740 provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. ASC 740 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Penalties or interest, if applicable, that may be assessed relating to income taxes would be classified as other operating expenses in the financial statements. As of June 30, 2025, there were no uncertain tax positions and no amounts accrued for interest or penalties. Management’s determinations regarding ASC 740 may be subject to review and adjustment at a later date based upon factors including, but not limited to, an on-going analysis of tax laws, regulations and interpretations thereof. Although the Fund files both federal and state income tax returns, the Fund’s major tax jurisdiction is federal. The Fund’s tax returns for each tax year since 2021 remain subject to examination by the Internal Revenue Service.

Recent Accounting Standards: In March 2020, the FASB issued Accounting Standards Update “Facilitation of the Effects of Reference Rate Reform on Financial Reporting (Topic 848)” (ASU 2020-04), which provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank offered based reference rates at the end of 2021. ASU 2022-06 extended the sunset date for LIBOR transition relief until 2024. The temporary relief provided was effective for certain reference rate-related contract modifications that occured during the period March 12, 2020 through June 30, 2025. The adoption of ASU 2020-04 did not have a material impact to the financial statements.

Semi-Annual Report | June 30, 2025	21

YieldStreet Alternative Income Fund	Notes to Consolidated Financial Statements
June 30, 2025 (Unaudited)

The Fund adopted Financial Accounting Standards Board Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (“ASU 2023-07”) during the year. The Fund's adoption of the new standard impacted financial statement disclosures only and did not affect the Fund's financial position or results of operations. ASU 2023-07 establishes standards for reporting information about operating segments on a basis consistent with the Fund’s internal organizational structure.

The Fund uses the management approach to determine reportable operating segments. The management approach considers the internal organization and reporting used by the Fund’s chief operating decision maker (“CODM”) for making decisions, allocating resources, and assessing performance. The Fund’s CODM has been identified as the Chief Financial Officer (CFO) and Treasurer, who reviews consolidated results presented within the Fund’s financial statements when making decisions about allocating resources and assessing performance of the Fund. The CODM determined that the Fund has only one operating segment as defined by ASU 2023-07. This is supported by the single investment strategy of the Fund, against which the CODM assesses performance.

NOTE 3. INVESTMENTS

Fair Value Measurements and Disclosures: The following table presents the fair value measurement of investments by major class of investments as of June 30, 2025 according to the fair value hierarchy:

		Level 2 -	Level 3 -
		Significant	Significant
	Level 1 -	Observable	Unobservable
Investments at Value	Quoted Prices	Inputs	Inputs	Total
Commercial Mortgage Backed Securities	$–	$718,610	$4,907,590	$5,626,200
Collateralized Loan Obligations	–	38,667,286	–	38,667,286
First-Lien Senior Secured Term Loans	–	–	38,929,011	38,929,011
Equity	–	–	23,363,924	23,363,924
Preferred Equity	–	–	18,399,611	18,399,611
Money Market Mutual Funds	10,222,170	–	–	10,222,170
Total	$10,222,170	$39,385,896	$85,600,136	$135,208,202
Investments measured at net asset value(a)				$18,905,111
Total Investments at Fair Value(b)				$154,113,313

(a)	Investments valued using NAV as the practical expedient, an indicator of fair value.

(b)	For detailed descriptions, see the accompanying Consolidated Schedule of Investments.

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YieldStreet Alternative Income Fund	Notes to Consolidated Financial Statements
June 30, 2025 (Unaudited)

The changes of fair value of investments for which the Fund has used Level 3 inputs to determine the fair value are as follows:

				Commercial
		First Lien		Mortgage
		Senior Secured	Preferred	Backed
	Equity	Term Loans	Equity	Securities	Total
Balance as of December 31, 2024	$12,600,729	$38,520,571	$20,236,978	$5,002,570	$76,360,848
Accrued discount/ premium	–	(4,226)	–	–	(4,226)
Return of Capital	–	–	–	–	–
Realized Gain/(Loss)	_	(442,438)	–	–	(442,438)
Change in Unrealized Appreciation/(Depreciation)	475,256	261,254	(239,864)	(94,980)	401,666
Purchases	13,087,605	8,452,152	–	–	21,539,757
Sales Proceeds	(2,799,666)	(7,858,302)	(1,597,503)	–	(12,255,471)
Transfer into Level 3	–	–	–	–	–
Transfer out of Level 3	–	–	–	–	–
Balance as of June 30, 2025	$23,363,924	$38,929,011	$18,399,611	$4,907,590	$85,600,136
Net change in unrealized appreciation/(depreciation) included in the Statements of Operations attributable to Level 3 investments held at June 30, 2025	$475,256	$261,254	$(239,865)	$(94,980)	$401,666

*      The security type for certain Level 3 investments were reclassified from amounts previously reported.

The following table summarizes the significant unobservable inputs the Fund used to value its investments categorized within Level 3 as of June 30, 2025. In addition to the techniques and inputs noted in the table below, according to the Fund’s valuation policy, other valuation techniques and methodologies when determining the Fund’s fair value measurements may be used. The below table is not intended to be all inclusive, but rather provide information on the significant unobservable inputs as they relate to the Fund’s determination of fair values.

		Valuation
		Techniques/			Weighted
Asset Category	Fair Value	Methodologies	Unobservable Input	Range	Average(1)
Commercial Mortgage Backed Securities	4,907,590	Broker Quotes	Broker Quotes	98.68%	98.68%
First Lien Senior Secured Term Loans	38,929,011	Income Approach	Yield Rate Analysis	7.54% - 22.94%	13.35%
Equity	10,817,495	Income Approach	Yield Rate Analysis	13.55% - 21.82%	19.89%
	12,546,429	Recent Transaction	Recent Transaction	N/A	N/A
Preferred Equity	18,399,611	Income Approach	Yield Rate Analysis	8.75% - 12.97%	11.37%
Grand Total	$85,600,136

(1)	The weighted average is calculated by multiplying the unobservable input by the weight of each investment over the sum of the fair value of the underlying investments.

The Fund utilized a yield rate analysis, and recent transaction price. The yield analysis technique is an analysis whereby expected cash flows of the loan are discounted to determine a present value using internal rate of return. Significant increases or decreases in the internal rate of return would result in an increase or decrease in the fair value measurement. The estimated recovery rate (“ERR”) is the rate the Fund is expected to recover of the investment at the conclusion of the recovery management process. This rate is based on an asset specific valuation framework that can utilize fair value of collateral, comparable transactions, discount cash flow analysis, and/or contingency based events.

Semi-Annual Report | June 30, 2025	23

YieldStreet Alternative Income Fund	Notes to Consolidated Financial Statements
June 30, 2025 (Unaudited)

The Net Asset Value (“NAV”) is determined using the reported net asset value per share of the investee fund, or its equivalent (“NAV”), as a practical expedient for fair value if the reported NAV of the investee fund is calculated in a manner consistent with the measurement principles applied to investment companies. In order to use the practical expedient, the Adviser has internal processes to independently evaluate the fair value measurement process utilized by the underlying investee fund to calculate the investee fund's NAV.

Such internal processes include the evaluation of the investee fund’s policies and related internal controls in place to estimate the fair value of its underlying investments that are included in the NAV calculation, performing ongoing operational due diligence, review of the investee fund’s audited financial statements and ongoing monitoring of other relevant qualitative and quantitative factors. If the Adviser determines, based on its own due diligence and investment monitoring procedures, that the reporting NAV of an investee fund does not represent fair value, the Adviser shall estimate the fair value in good faith and as determined under U.S. GAAP and approved policies and procedures.

Bonds, CLOs, and other quoted investments that are not exchanged-traded or traded on an OTC marketplace are generally valued based on the last reliable “bid” quotation available as of the measurement date. The Fund regularly reviews bond prices on its service provider, ICE, for these quotes.

For recent transaction technique, generally, new private investments purchased within 45 business days before the valuation date are not reviewed by an independent third-party valuation firm. These investments are held at purchase price initially unless such valuation, in the judgment of the Adviser's Valuation Committee, does not represent fair value. These investments are generally transitioned to an independent third-party valuation firm to assist the Adviser's Valuation Committee in determining the application of a valuation methodology at the next valuation date. The Adviser's Valuation Committee will convene if there has been a material change to the underlying company, industry or market between the time of investment and the valuation date.

Investment Transactions: Purchases and sales of investments, excluding short-term obligations, for the six months ended June 30, 2025, were as follows:

Cost of Investments Purchased	$49,226,892
Proceeds from Investments Sold	$31,998,063

Restricted Securities: As of June 30, 2025, investments in securities included issuers that are considered restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and may be valued under methods approved by the Board of Directors as reflecting fair value.

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YieldStreet Alternative Income Fund	Notes to Consolidated Financial Statements
June 30, 2025 (Unaudited)

Restricted securities as of June 30, 2025, were as follows:

	% of Net	Acquisition
Name of Issuer	Assets	Date	Shares/Par	Cost	Fair Value
9RPJ1 Partners, LP	4.16%	1/8/2021	5,805,352	$3,647,754	$5,777,071
A10 Single Asset Commercial Mortgage 2023-GTWY, Series 2023-GTWY	1.42%	2/10/2023	2,000,000	2,000,000	1,973,500
A10 Single Asset Commercial Mortgage 2023-GTWY, Series 2023-GTWY	2.11%	2/10/2023	3,000,000	3,000,000	2,934,090
Apidos Clo Xxv, Series 2024-25A	1.08%	2/5/2025	1,500,000	1,521,092	1,498,125
Aqua Finance Issuer Trust 2025-A, Series 2025-A	0.73%	4/24/2025	1,000,000	989,766	1,007,884
Avatar Financial Group	1.81%	11/14/2024	2,500,000	2,500,808	2,510,908
Blue Owl Credit Income Corp.	2.56%	1/18/2024	378,855	3,440,000	3,561,233
BWA20C TL1	2.38%	6/17/2020	3,300,000	2,091,937	3,313,070
CIFC Funding 2018-III, Ltd., Series 2018-3A	0.72%	4/10/2025	1,000,000	996,327	1,001,966
Colette Capital LLC	2.03%	7/21/2023	2,800,000	2,800,000	2,826,800
Coventry Life Insurance Portfolio	4.69%	2/14/2025	6,788,249	6,865,694	6,531,997
Dryden 65 CLO, Ltd., Series 2018-65A	1.08%	5/15/2024	1,500,000	1,496,802	1,504,839
Dryden 77 CLO, Ltd., Series 2021-77A	2.11%	11/20/2024	3,000,000	2,931,644	2,939,240
Dryden 97 CLO, Ltd., Series 2022-97A	1.44%	5/22/2025	2,000,000	1,982,628	1,994,592
Edgewater	3.60%	5/2/2024	5,000,000	5,000,000	5,000,065
EH YS Purchaser I LLC	0.83%	12/8/2022	1,385,229	1,385,229	1,149,999
FlexPay - Upgrade Consumer Travel	4.35%	4/15/2025	6,045,904	6,045,904	6,045,904
Galaxy XXII CLO, Ltd., Series 2024-22A	1.44%	9/17/2024	2,000,000	2,000,000	2,005,000
Goldentree Loan Management US Clo 15, Ltd., Series 2023-15A	0.36%	3/18/2025	500,000	505,581	502,892
Greystone CRE Notes 2025-FL4 LLC, Series 2025-FL4	1.44%	5/8/2025	2,000,000	2,000,000	2,006,982
Harrison Yards Project	4.02%	8/22/2023	4,000,000	4,140,064	5,582,917

Semi-Annual Report | June 30, 2025	25

YieldStreet Alternative Income Fund	Notes to Consolidated Financial Statements
June 30, 2025 (Unaudited)

Invictus Real Estate Partners	1.78%	8/21/2023	2,131,794	$2,363,186	$2,473,260
IP 2025-IP Mortgage Trust, Series 2025-IP	0.52%	5/29/2025	710,000	710,000	718,610
Keystone - Villa Fifty2	4.33%	6/28/2023	6,000,000	6,000,000	5,999,857
KKR CLO 28, Ltd., Series 2024-28A	0.72%	5/15/2024	1,000,000	1,013,145	1,003,840
KKR CLO 41, Ltd., Series 2022-41A	0.34%	2/11/2025	500,000	501,224	469,593
KKR CLO 41, Ltd., Series 2022-41A	1.74%	5/1/2025	2,500,000	2,434,010	2,419,677
KKR CLO 44, Ltd., Series 2023-44A	0.51%	12/11/2024	700,000	733,790	707,785
Lending Point	2.02%	9/22/2023	4,774,833	2,926,451	2,802,963
Madison Park Funding L, Ltd., Series 2021-50A	1.80%	10/2/2024	2,500,000	2,504,040	2,509,814
Madison Park Funding LII, Ltd., Series 2021-52A	0.68%	3/22/2024	950,000	946,688	947,589
Mariner Finance Issuance Trust 2025-A, Series 2025-AA	0.74%	5/21/2025	1,000,000	999,994	1,022,124
MCF CLO VIII, Ltd., Series 2024-1A	1.45%	1/9/2025	2,000,000	2,058,502	2,010,800
MCG NJ-PA-FL Land	1.11%	1/9/2025	1,560,032	1,530,816	1,544,033
Merrick Parc	1.92%	1/31/2024	2,318,550	2,318,550	2,673,707
Monroe Capital MML CLO XV LLC, Series 2023-1A	0.44%	4/30/2025	600,000	602,977	605,458
New Mountain Capital	2.48%	10/24/2024	3,428,100	3,450,773	3,450,774
Octane Lending Inc.	3.34%	12/22/2023	4,557,514	4,558,532	4,634,876
Octane Lending Inc. II	3.62%	4/17/2024	4,769,199	4,769,199	5,032,620
Octane Lending Inc. llI	4.67%	4/30/2025	6,500,526	6,570,985	6,500,525
Oxford Finance Credit Fund III 2025-A LP, Series 2025-A	0.36%	5/7/2025	500,000	500,000	506,829
Pagaya Ai Debt Trust 2025-R1, Series 2025-R1	0.54%	5/2/2025	750,000	750,000	753,829
Quadrant Finance Partners	0.33%	9/29/2023	232,163	232,163	461,935
RFS Asset Securitization V LLC, Series 2025-1	0.65%	5/22/2025	900,000	899,978	907,502
RFS Asset Securitization V LLC, Series 2025-1	0.91%	5/22/2025	1,250,000	1,249,975	1,260,788
Rockford Tower CLO 2021-1, Ltd., Series 2021-1A	0.70%	1/21/2025	1,000,000	1,007,001	978,085

26	www.yieldstreetalternativeincomefund.com

YieldStreet Alternative Income Fund	Notes to Consolidated Financial Statements
June 30, 2025 (Unaudited)

Rockford Tower CLO 2022-1, Ltd., Series 2022-1A	0.22%	4/1/2025	300,000	$295,927	$301,261
RR 14, Ltd., Series 2021-14A	0.71%	2/5/2025	1,000,000	1,004,227	987,733
Southwick Park CLO LLC, Series 2021-4A	0.81%	11/21/2024	1,120,000	1,122,470	1,124,626
Sucres et Desnrees	1.21%	7/3/2024	1,673,827	1,676,376	1,678,467
Urban Standard Capital, LLC	0.68%	7/16/2024	543,130	554,673	945,655
UsinaCoruripe Acucar e Alcool	0.84%	3/28/2024	1,161,345	1,161,345	1,161,345
Venture 38 CLO, Ltd., Series 2025-38A	0.72%	2/21/2025	1,000,000	1,000,000	999,907
Venture 43 CLO, Ltd., Series 2021-43A	1.21%	4/11/2024	2,000,000	1,851,232	1,676,930
Venture XXVIII CLO, Ltd., Series 2017-28A	1.44%	3/22/2024	2,000,000	1,952,777	1,997,830
Verdant Receivables 2025-1 LLC, Series 2025-1A	0.73%	5/21/2025	1,000,000	999,764	1,013,766
YS AVN-AVT V LLC	9.61%	10/27/2022	11,542,861	11,542,861	13,367,775
YS PP REQ I Hines Park, LLC	1.71%	1/7/2021	2,000,000	2,000,000	2,380,527
YS PP REQ II P Southgate Apartments, LLC	1.58%	2/2/2021	2,000,000	2,000,000	2,189,374
Total	103.53%			$136,134,861	$143,891,143

The following table summarizes investments in investee funds, by investment strategy, the unfunded commitment of each strategy (if applicable), and the amount of the investment in investee fund that cannot be redeemed as of period end because of redemption restrictions put in place by the investee funds.

		Non-Redeemable Investments
			Redemption
			Restriction
Investments in Investee	Unfunded		Commencement
Funds by Strategy	Commitments	Amount	Date(A)	Total
Asset Management	$1,519,695	$7,012,007	Various	$7,012,007
Consumer Loans	–	2,802,963	Various	2,802,963
Legal	1,194,648	9,090,141	Various	9,090,141
Total	$2,714,343	$18,905,111		$18,905,111

(A)            Investments in investee funds cannot be redeemed until their respective liquidation date.

Semi-Annual Report | June 30, 2025	27

YieldStreet Alternative Income Fund	Notes to Consolidated Financial Statements
June 30, 2025 (Unaudited)

NOTE 4. FEES AND EXPENSES

Officers and Directors: Directors who do not also serve in an executive officer capacity for the Fund or the Adviser (the "Independent Directors") are entitled to receive annual cash retainer fees. The Fund will also reimburse each Independent Director for all reasonable and authorized business expenses in accordance with the Fund’s policies as in effect from time to time, including reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each board meeting and each committee meeting not held concurrently with a board meeting. The Independent Directors do not receive any pension or retirement benefits from the Fund nor does the Fund pay compensation to the directors who also serve in an executive officer capacity for the Fund or the Adviser. Amounts payable will be determined and paid quarterly in arrears. For the six months ended June 30, 2025, $95,876 was paid to the Independent Directors of the Fund, which is included within the Consolidated Statement of Operations.

Custodian: Wilmington Savings Fund Society, FSB ("WSFS”) serves as the custodian bank of the Fund's assets pursuant to a custody agreement.

Transfer Agent: DST Asset Manager Solutions, Inc. (“DST”) serves as the Transfer Agent to the Fund. Under the Transfer Agency Agreement, DST is responsible for maintaining all shareholder records of the Fund.

NOTE 5. RELATED PARTY TRANSACTIONS

Investment Advisory: Under the Investment Advisory Agreement, the Adviser is entitled to a management fee (the “Adviser Management Fee”). The Adviser Management Fee is calculated at an annual rate of 1.00% of the average of the Fund’s net assets, excluding cash and cash equivalents, at the end of the two most recently completed calendar quarters. The Adviser Management Fee is payable quarterly in arrears. Adviser Management Fees for any partial month or quarter will be appropriately prorated and adjusted for any share issuances or repurchases during the relevant month or quarter. The Fund incurred expenses in the amount of $582,960 for Investment Advisory fees in the Consolidated Statement of Operations during the six months ended June 30, 2025.

Pursuant to the Sub-Advisory Agreement, the Adviser has agreed to pay Prytania a sub-advisory fee for investment advisory and management services (the “Sub-Advisory Management Fee”). The Sub-Advisory Management Fee is paid directly by the Adviser out of its Adviser Management Fee.

Administration: The Fund has also entered into an administration agreement (the “Administration Agreement") with the Adviser under which the Adviser, among other things, provides (or oversees, or arranges for, the provision of) the administrative services and facilities necessary for the Fund to operate.

The Administrator expects to retain one or more sub-administrators from time to time to provide certain administrative services to the Fund on behalf of the Administrator. ALPS Fund Services, Inc., together with certain affiliated entities (collectively, “AFS”), has been retained to serve as our sub-administrator and to provide us with certain administrative services on behalf of the Administrator. For their services as Sub-Administrator, the Fund pays a registered fund services fee to AFS which is calculated as the greater of a minimum fee or fees based on the annual net assets of the Company (with such minimum fees subject to an annual cost of living adjustment), plus out of pocket expenses. AFS (including through its affiliate SS&C Global Investor & Distribution Solutions, Inc.) has also been retained to provide certain transfer agency and other services to the Company and its wholly-owned subsidiaries, for which it receives separate compensation from the Company and/or its subsidiaries.

28	www.yieldstreetalternativeincomefund.com

YieldStreet Alternative Income Fund	Notes to Consolidated Financial Statements
June 30, 2025 (Unaudited)

The Fund will bear all fees, costs and expenses incurred in connection with the Fund’s operation, administration and transactions that are not specifically assumed by the Administrator (or the Adviser, if not the Administrator), including the cost of any sub-administrator. Effective July 1, 2024, for providing these facilities and services the Fund has agreed to pay to the Administrator a fee equal to 0.0375% of the Fund’s net assets attributable to common shares, determined as of the end of each calendar quarter (0.15% annualized); provided, that the aggregate amount of such fee plus the amount of the registered fund services fee paid by the Fund to AFS as the sub-administrator (which for the avoidance of doubt does not include any other fees, costs or expenses payable by the Fund or any subsidiary thereof to AFS for other services) shall on an annual basis be no more than 0.35% of the Fund’s average net assets attributable to common shares. In addition, we will reimburse the Administrator (or such affiliate) for any fees, costs or expenses that are paid by the Administrator (or an affiliate thereof) on our behalf.

Pursuant to the Administration Agreement, effective July 1, 2024 the Administrator has agreed to waive the fees, costs and expenses payable to it by the Fund pursuant to the Administration Agreement and to pay or absorb expenses of the Fund so that its total annual expenses (excluding (i) interest payable on debt, (ii) federal, state, local and foreign taxes, (iii) acquired fund fees and expenses, (iv) extraordinary expenses, (v) management fees payable pursuant to the Investment Advisory Agreement, (vi) the administrative fee payable pursuant to the Administration Agreement and (vii) the registered fund services fee payable to AFS) will not exceed 1.50% of the average net assets attributable to our common shares on an annual basis (the “Expense Limitation”). With respect to any amounts waived or absorbed by the Administrator pursuant to the Expense Limitation, the Administrator is entitled to recoup such amounts for a period of up to three years from the date that such fees were waived or such costs or expenses were absorbed, provided that the Adviser is able to effect such recoupment without causing our total annual expenses (after recoupment) to exceed the lesser of (a) the expense limitation in effect at the time of the waiver, and (b) any expense limitation in effect at the time of the recoupment.

Prior to July 1, 2024, under the Administration Agreement, in lieu of the administrative fee and expense limitation described above, the Fund agreed to reimburse the Administrator for the fees, costs and expenses incurred by the Administrator in performing its obligations and providing personnel and facilities to the Fund; provided, that the aggregate amount of fees, costs and expenses, including organizational and offering expenses, allowed to be reimbursed by the Fund to the Administrator were limited to no more than 0.125% (0.50% annualized) of the Fund’s net assets (excluding cash and cash equivalents), as determined at the end of such calendar quarter, taking into account any fees, costs and expenses paid directly by the Fund during such calendar quarter, but excluding non-administrative expenses incurred by the Fund, including but not limited to (i) interest payable on debt, (ii) federal, state, local and foreign taxes, and (iii) management fees payable to the Adviser pursuant to the Investment Advisory Agreement; provided that, for a period of three years from the date of a previous waiver of costs and expenses by the Administrator, any amounts not reimbursed with respect to a given calendar quarter remained subject to reimbursement in any subsequent calendar quarter, subject to compliance with the applicable expense reimbursement limitation for such subsequent calendar quarter (the “Prior Expense Arrangement”).

Semi-Annual Report | June 30, 2025	29

YieldStreet Alternative Income Fund	Notes to Consolidated Financial Statements
June 30, 2025 (Unaudited)

Amounts due from the Adviser consist of expense support repayments, management fees, routine non-compensation overhead, operating expenses, tax expenses and offering expenses paid on behalf of the Fund. All balances due from the Adviser are settled quarterly. Pursuant to the terms of the Prior Expense Arrangement, the Administrator paid and/or reimbursed Fund expenses totaling $31,017 during the six months ended June 30, 2025, of which $31,017 is subject to recoupment by the Adviser through 2028. Since inception, the Adviser reimbursed fund expenses exceeding the Expense Limitation totaling $10,922,901 of which $4,536,109 is subject to recoupment by the Adviser.

As of June 30, 2025, the following amounts may be subject to recoupment by the Administrator based upon their potential expiration dates:

2025	$1,185,117
2026	2,066,470
2027	1,253,505
2028	31,017

Affiliated Investments: As defined in the 1940 Act, affiliated investments are due to holding the power to vote or owning 5% or more of the outstanding voting securities of the investment but not controlling the company. As of June 30, 2025, the Fund held greater than 5% of the following:

	Percentage of
Investments	Ownership	Market Value
9RPJ1 Partners, LP	17.07%	$5,777,071
BWA20C TL1	15.71%	3,313,070
EH YS Purchaser I LLC	33.33%	1,149,999
Flexpay – Upgrade Consumer Travel	21.37%	6,045,904
Lending Point	14.29%	2,802,963
Octane Lending Inc. III	26.00%	6,500,525
Octane Lending Inc. ll	25.20%	5,032,620
Octane Lending Inc.	25.20%	4,634,876
Quadrant Finance Partners	90.00%	461,935
YS AVN-AVT V LLC	95.00%	13,367,775
YS PP REQ I Hines Park, LLC	59.70%	2,380,527
YS PP REQ II P Southgate Apartments, LLC	13.30%	2,189,374
Total Market Value		$53,656,638

NOTE 6. CAPITAL SHARE TRANSACTIONS

On March 9, 2020, the Fund completed its initial closing (the "Initial Closing"), selling the minimum number of shares required pursuant to the initial offering, and raised approximately $15,380,000 in gross proceeds. Investors can generally subscribe into the Fund on a weekly basis on that day's reported Net Asset Value ("NAV").

30	www.yieldstreetalternativeincomefund.com

YieldStreet Alternative Income Fund	Notes to Consolidated Financial Statements
June 30, 2025 (Unaudited)

The Fund’s shares are not currently listed on any securities exchange. To purchase shares, an account must be established using the online investment portal, which is accessible through www.yieldstreetalternativeincomefund.com and complete and execute a subscription agreement for a specific dollar amount equal to or greater than the then applicable minimum permitted subscription amount.

The Fund offers up to 100 million shares of common stock, $0.001 par value per share (“shares”), at the Net Asset Value per share. The shares are offered directly by the Fund, and the Fund has not retained an underwriter, dealer manager or broker dealer in connection with the offer and sale of the shares offered. The minimum permitted subscription amount will initially be $20,000 of the shares, although the Fund may waive or increase or decrease this minimum permitted subscription amount from time to time in the Fund’s discretion.

Transactions in shares of common stock were as follows during the six months ended June 30, 2025:

	For the Six Months	For the
	Ended June 30,	Year Ended
	2025 (Unaudited)	December 31, 2024
Common Shares outstanding - beginning of period	14,557,709	13,624,788
Common Shares issued in connection with the at-the-market offering	1,065,595	2,322,619
Common Shares issued as reinvestment dividends	324,877	685,100
Less Shares Redeemed	(904,830)	(2,074,798)
Common Shares outstanding - end of period	15,043,351	14,557,709

NOTE 7. REPURCHASE PROGRAM

The Fund intends to offer to repurchase shares on a quarterly basis on such terms as may be determined by the Board of Directors, in its sole discretion, unless, in the judgment of the Fund’s Board of Directors, such repurchases would not be in the Fund’s best interests or would violate applicable law. While it is expected that the Adviser will recommend to the Board, subject to the Board’s discretion, that the Fund conduct repurchases as of the end of each calendar quarter, the Adviser may not recommend a repurchase offer for any quarter in which the Adviser believes it would be detrimental to the Fund for liquidity or other reasons. The Fund will conduct such repurchase offers in accordance with the requirements of Regulation 14E and Rule 13e-4 under the Securities Exchange Act of 1934, as amended (the "Exchange Act") and the 1940 Act. Any offer to repurchase shares will be conducted solely through tender offer materials delivered to each shareholder.

Semi-Annual Report | June 30, 2025	31

YieldStreet Alternative Income Fund	Notes to Consolidated Financial Statements
June 30, 2025 (Unaudited)

The Fund will limit the number of shares to be repurchased pursuant to its repurchase program in any calendar year to 20% of the number of shares outstanding, or 5% in each quarter, though the actual number of shares that the Fund offers to repurchase may be less in light of the limitations noted below. To the extent the Fund’s Board of Directors determines that it is appropriate to do so, the Fund may reduce the repurchase price in any quarter by up to 2% in order to offset the expenses it expects to incur in connection with conducting such repurchase offer. At the discretion of the Fund’s Board of Directors, the Fund may use cash on hand, cash available from borrowings and cash from the sale of investments as of the end of the applicable period to repurchase shares. A certain amount of cash may be reserved for upcoming investments. The Fund will offer to repurchase such shares at a price equal to the net asset value per share of the Fund’s common stock as of the close of business on the date each share repurchase offer expires.

Notwithstanding the foregoing, the Board of Directors, in their discretion, may direct the Fund to undertake one or more tender offers outside of the Fund's share repurchase program (referred to as "special tender offers"). The timing and terms and conditions of any such special tender offers will be determined by the Board of Directors, and there is no guarantee that the Fund will engage in any special tender offers. The Fund would generally expect to conduct only one tender offer in any given calendar quarter, and may refrain from conducting one under the Fund's share repurchase program to the extent the Board of Directors elects to conduct a special tender offer in any particular calendar quarter.

During the six months ended June 30, 2025, the Fund repurchased $8,412,621 of securities through the completion of two tender offers that provided shareholders liquidity and distribution of a portion of their principal.

NOTE 8. DISTRIBUTIONS

The following table reflects the distributions per common share that the Fund declared and paid or are payable to its common shareholders during the six months ended June 30, 2025 and year end December 31, 2024. Common shareholders of record as of each respective record date were or will be entitled to receive the distribution.

			Dividend Amount
Ex Date	Record Date	Payable Date	per Share	Total Distribution
02/14/2025	02/13/2025	02/21/2025	$0.15	$2,169,859
06/13/2025	06/12/2025	06/20/2025	$0.15	$2,283,182
				$4,453,041

			Dividend Amount
Ex Date	Record Date	Payable Date	per Share	Total Distribution
03/13/2024	03/12/2024	03/28/2024	$0.20	$2,860,609
06/14/2024	06/13/2024	06/21/2024	$0.16	$2,213,713
09/13/2024	09/12/2024	09/20/2024	$0.15	$2,067,068
12/13/2024	12/12/2024	12/20/2024	$0.15	$2,135,026
				$9,276,416

Distributions to common shareholders are recorded on the ex-dividend date. The table above includes distributions with record dates during six months ended June 30, 2025 and year end December 31, 2024 and does not include distributions previously declared to common shareholders of record on any future dates, as those amounts are not yet determinable.

32	www.yieldstreetalternativeincomefund.com

YieldStreet Alternative Income Fund	Notes to Consolidated Financial Statements
June 30, 2025 (Unaudited)

NOTE 9. BANK LINE OF CREDIT

The Fund entered into a Loan Guarantee and Security Agreement (“Line of Credit Agreement”) with Esquire Bank, National Association (“Bank”) to secure a revolving line of credit. Borrowings under the Line of Credit bear interest at the one month SOFR plus 200 basis points with a floor of 6.50%. For the six months ended June 30, 2025, the Fund used the facility. The average amount of borrowings outstanding during the period was approximately $14,167,000. The average interest rate paid on these borrowings was 6.5%. Under the Line of Credit Agreement, the Fund is required to maintain a Bank Asset Coverage Ratio equal to or greater than 300%. Bank Asset Coverage Ratio is defined as (1) the sum of (x) the value of all portfolio investments and (y) the total amount of cash on deposit excluding the direct proceeds of any advances under the revolving bank line of credit, divided by (2) the total credit extensions under the line of credit. Pursuant to the Line of Credit Agreement, as of June 30, 2025, the Fund was in compliance with the Bank Asset Coverage Ratio.

Under the 1940 Act, the Fund is not permitted to incur indebtedness, including through the issuance of debt securities, unless immediately thereafter the Fund will have an asset coverage of at least 300%. In general, the term “asset coverage” for this purpose means the ratio which the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities, bears to the aggregate amount of senior securities representing indebtedness of the Fund. In addition, the Fund may be limited in its ability to declare any cash distribution on its capital stock or purchase its capital stock unless, at the time of such declaration or purchase, the Fund has an asset coverage (on its indebtedness) of at least 200% after deducting the amount of such distribution or purchase price, as applicable. As of June 30, 2025, the Fund was in compliance with the asset coverage ratio requirements provided in the 1940 Act.

NOTE 10. INCOME TAXES

The Fund’s policy is to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized (after reduction for capital loss carryforwards) gains to shareholders.

The Subsidiaries elected to be treated as C-Corporations for federal and state income tax purposes. State tax returns are filed in various states in which an economic presence exists. Current state taxes consist of income taxes, franchise taxes, business taxes, excise taxes or gross receipts taxes, depending on the state in which the returns are filed. Income taxes are charged based on apportioned income for each state.

In accordance with ASC 740, the Subsidiaries may recognize deferred income taxes for differences in the basis of assets and liabilities for financial and income tax purposes. Deferred tax assets are recognized for deductible temporary differences, tax credit carryforwards or net operating loss carryforwards and deferred tax liabilities are recognized for taxable temporary differences. Deferred tax assets are reduced by a valuation allowance when is more likely than not that some portion or all of the deferred tax assets will not be realized. Deferred tax assets and liabilities are adjusted for the effects of changes in tax laws and the rates on the date of enactment.

Semi-Annual Report | June 30, 2025	33

YieldStreet Alternative Income Fund	Notes to Consolidated Financial Statements
June 30, 2025 (Unaudited)

Distributions are determined in accordance with federal income tax regulations, which differ from GAAP, and, therefore, may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. The amounts and characteristics of tax basis distributions and composition of distributable earnings/(accumulated losses) are finalized at the Fund's fiscal year-end.

The tax character of the distributions paid by the Fund during the year ended December 31, 2024, was as follows:

2024
Distributions Paid From:
Ordinary income	$7,705,508
Return of capital	1,570,908
Total	$9,276,416

Under current law, capital losses maintain their character as short-term or long-term and are carried forward to the next tax year without expiration. As of the current fiscal year end, the following amounts are available as carry forwards to the next tax year:

Fund	Short Term	Long Term
	$557,783	$4,002,049

The amount of net unrealized appreciation/(depreciation) and the cost of investment securities for tax purposes, including short-term securities at June 30, 2025 were as follows:

Cost of investments for income tax purposes	$146,357,031
Gross appreciation (excess of value over tax cost)	$12,462,331
Gross depreciation (excess of tax cost over value)	(3,350,955)
Net unrealized appreciation	$9,111,376

The differences between book-basis and tax-basis are primarily due to the partnerships and defaulted securities.

Deferred income tax assets and liabilities related to temporary differences between the financial statement carrying amounts and tax basis of assets and liabilities and net operating loss carryforwards include the following as of June 30, 2025:

June 30, 2025
Deferred Tax Assets
Net Operating Losses	3,994,224
Deferred Tax Liabilities
Investments	(5,737,037)
Net Deferred Tax Asset/(Liabilities)	$(1,742,813)

34	www.yieldstreetalternativeincomefund.com

YieldStreet Alternative Income Fund	Notes to Consolidated Financial Statements
June 30, 2025 (Unaudited)

The income tax expense (benefit) for the period ended June 30, 2025, consists of the following:

June 30, 2025
Current Expense
Federal	$19,379
State	8,357
27,916
Deferred Expense
Federal	72,535
State	(88,884)
16,349
Total Income Tax Expense	$44,265

For the period ended June 30, 2025, the provision for income taxes differed from the statutory tax rate (21%) primarily due to adjustments to the Company’s investments in partnerships and state income taxes.

As of June 30, 2025, the Fund has generated federal net operating loss (“NOL”) carryforwards of approximately $17,150,266. Yearly utilization of the NOL carryforwards have certain tax limitations and do not expire. In addition, the Company has approximately $8,823.516 of state NOL carryovers.

On July 4, 2025 the “One Big Beautiful Bill Act” (the “Act”) was enacted into law. The Act has multiple changes to the internal Revenue Code with Certain changes effective in 2025 and others with effective dates through 2027. These changes include allowing accelerated tax deductions for domestic research expenditures and qualified property, and changes to the net interest expense deduction limitations. The Company is currently assessing the potential impact of this legislation and will record any effects in the period of enactment.

NOTE 11. RISK FACTORS

In the normal course of business, the Fund invests in financial instruments and enters into financial transactions where risk of potential loss may exist from things such as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks.

Credit Risk: Credit risk is the risk that one or more fixed income securities in our portfolio will decline in price or fail to pay interest or principal when due as a result of a decline in the financial status of the issuer of the security. Credit risk is increased when a portfolio security is downgraded or the perceived creditworthiness of the issuer deteriorates. To the extent that the Fund invests in below investment grade securities, the Fund will be exposed to a greater amount of credit risk than a fund that only invests in investment grade securities. In addition, to the extent the Fund uses credit derivatives, such use will expose the Fund to additional risk in the event that the bonds underlying the derivatives default and/or the counterparty fails to perform. The degree of credit risk depends on the issuer's financial condition and on the terms of the securities.

Semi-Annual Report | June 30, 2025	35

YieldStreet Alternative Income Fund	Notes to Consolidated Financial Statements
June 30, 2025 (Unaudited)

Although the Fund expects to invest in investments that are directly or indirectly secured by collateral, the Fund may be exposed to losses resulting from default and foreclosure of any such investments in which the Fund has invested. Therefore, the value of underlying collateral, the creditworthiness of borrowers and the priority of liens are each of great importance in determining the value of the investments. No guarantee can be made regarding the adequacy of the protection of our security in the investments in which the Fund invests. Moreover, in the event of foreclosure or default, the Fund may assume direct ownership of any assets collateralizing such defaulted investments where we are the lender of record. The liquidation proceeds upon the sale of such assets may not satisfy the entire outstanding balance of principal and interest on such investments, resulting in a loss. Any costs or delays involved in the effectuation of processing foreclosures or liquidation of the assets collateralizing such investments will further reduce proceeds associated therewith and, consequently, increase possible losses. In addition, no assurances can be made that borrowers or third parties will not assert claims in connection with foreclosure proceedings or otherwise, or that such claims will not interfere with the enforcement of our rights.

Investing involves the possibility of the Fund's investments being subject to potential losses arising from material misrepresentation or omission on the part of borrowers or issuers whose investments the Fund holds, either directly or indirectly through participation agreements. The investments may also be subject to fraudulent behavior by an originator, a joint venture partner, manager or other service provider. Such inaccuracy or incompleteness of representations or fraudulent behavior may adversely affect the valuation of our investments and, in the case of investments, may adversely affect the ability of the relevant investment to perfect or effectuate a lien on the collateral securing the loan. The quality of the Fund's investments is subject to the accuracy of representations made by the underlying issuers. The Fund will rely upon the accuracy and completeness of representations made by borrowers, issuers, originators, other counterparties, joint venture partners, managers and other service providers and cannot guarantee that the Fund will detect occurrences of fraud. Under certain circumstances, payments by borrowers or issuers to the Fund may be reclaimed if any such payment is later determined to have been a fraudulent conveyance or a preferential distribution.

Concentration Risk: To the extent that the Fund portfolio is concentrated in the securities of issuers in a particular market, industry, group of industries, sector or asset class, the Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more vulnerable to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class.

Debt Securities Risk: When the Fund invests in debt securities, the value of an investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of debt securities. In general, the market price of debt securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

36	www.yieldstreetalternativeincomefund.com

YieldStreet Alternative Income Fund	Notes to Consolidated Financial Statements
June 30, 2025 (Unaudited)

Interest Rate Risk: Interest rate risk arises from the possibility that changes in interest rates will affect the value of financial instruments. The Fund may be exposed to risks associated with the effects of fluctuations in the prevailing levels of market interest rates on its financial position and cash flows. The Fund may be exposed to interest rate risk as a result of mismatches or gaps in the amounts of assets and liabilities that mature or reprice in a given period.

Investment Strategy and Asset Class Risks: The Fund pursues an opportunistic investment strategy that may include exposure to a wide range of asset classes, including but not limited to real estate equity, real estate debt, private credit, and litigation finance. Each of these asset classes is subject to significant risks that may differ materially from those associated with traditional securities investments. Such risks may include illiquidity, valuation uncertainty, market volatility, sensitivity to interest rates and credit conditions, counterparty risk, and heightened regulatory, legal, or operational risks. In addition, these investments may be concentrated, highly speculative, and dependent on factors outside the Fund's control, such as macroeconomic trends, judicial outcomes, and the availability of financing. There can be no assurance that any of these investments will perform as expected, that the Fund will be able to realize valuations at targeted levels, or that investors will not lose some or all of their invested capital.

Liquidity Risk: The Fund may be unable to sell certain securities, such as illiquid securities, readily at a favorable time or price, or the Fund may have to sell them at a loss.

Market Risk: Financial markets rise and fall in response to a variety of factors, sometimes rapidly and unpredictably. Markets may be impacted by economic, political, regulatory and other conditions, including economic sanctions and other government actions. In addition, the occurrence of global events, such as war, terrorism, environmental disasters, natural disasters and epidemics, may also negatively affect the financial markets. As with any investment whose performance is tied to these markets, the value of an investment in a fund will fluctuate, which means that an investor could lose money over short or long periods.

Money Market Fund Risk: The Fund may invest in underlying money market funds that either seek to maintain a stable $1.00 net asset value (“stable share price money market funds”) or that have a share price that fluctuates (“variable share price money market funds”). Although an underlying stable share price money market fund seeks to maintain a stable $1.00 net asset value, it is possible to lose money by investing in such a money market fund. Because the share price of an underlying variable share price money market fund will fluctuate, when a fund sells the shares it owns they may be worth more or less than what the fund originally paid for them. In addition, neither type of money market fund is designed to offer capital appreciation. Certain underlying money market funds may impose a fee upon the sale of shares or may temporarily suspend the ability to sell shares if such fund's liquidity falls below required minimums.

Prepayment and Extension Risk: Certain fixed-income securities are subject to the risk that the securities may be paid off earlier or later than expected, especially during periods of falling or rising interest rates, respectively. Prepayments of obligations could cause the Fund to forgo future interest income on the portion of the security's principal repaid early and force the Fund to reinvest that money at the lower prevailing interest rates. Extensions of obligations could cause the Fund to exhibit additional volatility and hold securities paying lower-than-market rates of interest. Either case could hurt the Fund's performance.

Semi-Annual Report | June 30, 2025	37

YieldStreet Alternative Income Fund	Notes to Consolidated Financial Statements
June 30, 2025 (Unaudited)

Secured Loan Risk: Secured loans hold the most senior position in the capital structure of a borrower. Secured loans in most circumstances are fully collateralized by assets of the borrower. Thus, secured loans are generally repaid before unsecured bank loans, corporate bonds, subordinated debt, trade creditors, and preferred or common shareholders. Substantial increases in interest rates may cause an increase in loan defaults as borrowers may lack resources to meet higher debt service requirements. The value of the Fund’s assets may also be affected by other uncertainties such as economic developments affecting the market for senior secured term loans or affecting borrowers generally. Moreover, the security for the Fund’s investments in secured loans may not be recognized for a variety of reasons, including the failure to make required filings by lenders, directors or other responsible parties and, as a result, the Fund may not have priority over other creditors as anticipated.

Secured loans may include restrictive covenants, which must be maintained by the borrower. The Fund may have an obligation with respect to certain senior secured term loan investments to make additional loans upon demand by the borrower. In general, loans unlike certain bonds, usually do not have call protection. This means that such interests, while having a stated term, may be prepaid, often without penalty. The rate of such prepayments may be affected by, among other things, general business and economic conditions, as well as the financial status of the borrower. Prepayment would cause the actual duration of a senior loan to be shorter than its stated maturity.

Secured loans typically will be secured by pledges of collateral from the borrower in the form of tangible and intangible assets. In some instances, the Fund may invest in secured debt that is secured only by stock of the borrower or its subsidiaries or affiliates. The value of the collateral may decline below the principal amount of the senior secured term loans subsequent to an investment by the Fund.

Reliance on Third-Parties and FDIC-Insured Banks to Process Transactions. The Fund relies on third-party and FDIC-insured depository institutions to process its transactions, including payments on investments and distributions to investors. If its third-party vendor and/or FDIC-insured bank that processes transactions, were no longer able to do so for any reason, the Fund would be required to transition such services. In such event, the Fund could experience significant delay in its ability to process payments timely and the investors' ability to receive distributions on the Interests will be delayed or impaired. Such events have occurred in the past and may occur again in the future.

NOTE 12. COMMITMENTS AND CONTINGENCIES

The Fund may enter into certain credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrowers’ discretion. Unfunded loan commitments and funded portions of credit agreements are marked-to-market. At June 30, 2025, the Fund had unfunded commitments shown below:

Investment	As of June 30, 2025
9RPJ1 Partners, LP	$1,194,648
New Mountain Capital	1,519,695

38	www.yieldstreetalternativeincomefund.com

YieldStreet Alternative Income Fund	Notes to Consolidated Financial Statements
June 30, 2025 (Unaudited)

NOTE 13. FINANCIAL HIGHLIGHTS

The following is a schedule of financial highlights for the period ended June 30, 2025.

	For the Six Months Ended June 30, 2025 (Unaudited)	For the Year Ended December 31, 2024	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021	For the Period March 9, 2020 (Commencement of Operations) to December 31, 2020
PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value - beginning of period	$9.35	$9.18	$9.08	$9.65	$9.91	$10.00

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss)(a)	0.18	0.50	0.67	0.72	0.70	0.28
Net realized and unrealized gain/(loss) on investments	0.01	0.33	0.23	(0.49)	(0.16)	0.16
Total Income from Investment Operations	0.19	0.83	0.90	0.23	0.54	0.44

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income	(0.19)	(0.55)	(0.59)	(0.40)	(0.70)	(0.25)
From tax return of capital	(0.11)	(0.11)	(0.21)	(0.40)	(0.10)	(0.28)
Total Distributions to Common Shareholders	(0.30)	(0.66)	(0.80)	(0.80)	(0.80)	(0.53)
Net asset value per common share - end of period	$9.24	$9.35	$9.18	$9.08	$9.65	$9.91

Semi-Annual Report | June 30, 2025	39

YieldStreet Alternative Income Fund	Notes to Consolidated Financial Statements
June 30, 2025 (Unaudited)

	For the Six Months Ended June 30, 2025 (Unaudited)	For the Year Ended December 31, 2024	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021	For the Period March 9, 2020 (Commencement of Operations) to December 31, 2020
Total Investment Return - Net Asset Value(b)	2.07%	9.43%	10.19%	2.42%	5.66%	4.45%

RATIOS AND SUPPLEMENTAL DATA:
Net assets attributable to common shares, end of period (000s)	$138,942	$136,143	$125,123	$116,123	$95,487	$44,800
Total Expenses excluding current and deferred income tax expense and waivers	3.41%	3.79%	3.70%	3.20%	4.69%	12.43	%(c)
Total Expenses excluding current and deferred income tax expense and including waivers	3.38%	2.83%	2.04%	1.24%	1.25%	0.72	%(d)
Ratio of net investment income to average net assets excluding waiver, and excluding tax	3.96%	4.97%	5.61%	5.75%	–%	–%
Total Expenses including current and deferred income tax expense and waivers(e)	3.44%	3.20%	3.13%	2.25%	–%	–%

40	www.yieldstreetalternativeincomefund.com

YieldStreet Alternative Income Fund	Notes to Consolidated Financial Statements
June 30, 2025 (Unaudited)

	For the Six Months Ended June 30, 2025 (Unaudited)		For the Year Ended December 31, 2024		For the Year Ended December 31, 2023		For the Year Ended December 31, 2022		For the Year Ended December 31, 2021		For the Period March 9, 2020 (Commencement of Operations) to December 31, 2020
Ratio of taxes from consolidated subsidiaries entities to average net assets	0.06%		0.38%		1.09%		1.02%		–%		–%
Ratio of net investment income to average net assets including waiver, and including tax	3.93	%(d)(e)	5.55	%(e)	6.17	%(e)	6.70	%(e)	7.10	%(e)	3.45	%(d)(e)
Portfolio turnover rate	24	%(f)	50%		86%		70%		46%		12	%(f)

(a)	Calculated using average common shares outstanding.
(b)	Total investment return is calculated assuming a purchase of a share at the opening on the first day and a sale at closing on the last day of the period reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect brokerage commissions, if any, and is not annualized.
(c)	These ratios to average net assets have been annualized except for the non-recurring organizational expenses which have not been annualized.
(d)	Annualized.
(e)	Includes current and deferred income taxes associated with each component of the Consolidated Statement of Operations
(f)	Not annualized.

Semi-Annual Report | June 30, 2025	41

YieldStreet Alternative Income Fund	Notes to Consolidated Financial Statements
June 30, 2025 (Unaudited)

NOTE 14. INDEMNIFICATIONS

Under the Fund’s organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that may contain general indemnification clauses. The Fund’s maximum exposure under those arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

NOTE 15. SUBSEQUENT EVENTS

Management has evaluated subsequent events through the date of issuance of these financial statements and has determined that there are no subsequent events that require adjustment to, or disclosure in, the consolidated financial statements.

42	www.yieldstreetalternativeincomefund.com

YieldStreet Alternative Income Fund	Additional Information
June 30, 2025 (Unaudited)

Portfolio Information. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT. The Fund’s Forms N-PORT will be available on the SEC’s website at www.sec.gov. You may also obtain copies by calling the Fund at (844) 943-5378.

Proxy Information. The policies and procedures used to determine how to vote proxies relating to securities held by the Fund are available without charge, upon request, by calling (844) 943-5378, on the Fund’s website located at www.yieldstreetalternativeincomefund.com, and on the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available on Form N-PX by August 31 of each year without charge, upon request, by calling (844) 943-5378 and on the SEC’s website at www.sec.gov. The Fund's Statement of Additional Information includes additional information about the Directors and is available, without charge, upon request, by calling (844) 943-5378.

Semi-Annual Report | June 30, 2025	43

YieldStreet Alternative Income Fund	Privacy Policy
June 30, 2025 (Unaudited)

Notice of Privacy Policy and Practices. YieldStreet Alternative Income Fund Inc. (the “Fund”) is committed to maintaining the privacy of its stockholders and to safeguarding their non-public personal information. YieldStreet Inc., which wholly owns and controls the investment adviser of the Fund, YieldStreet Management, LLC, has adopted the privacy policy (the “Privacy Policy”) available at "https://yieldstreetalternativeincomefund.com/#privacy-policy." The Privacy Policy is also provided by YieldStreet Inc. on behalf of the Fund and serves as the Fund’s privacy policy.

44	www.yieldstreetalternativeincomefund.com

YieldStreet Alternative Income Fund	Distribution Reinvestment Policy
June 30, 2025 (Unaudited)

Distribution Reinvestment Policy. The Fund has adopted a distribution reinvestment plan administered by DST Systems, Inc. (“Transfer Agent”), pursuant to which Fund shareholders may elect to have the full amount of their cash distributions (either income dividends or capital gains or other distributions (each, a “Distribution” and collectively, “Distributions”), net of any applicable U.S. withholding tax, reinvested in additional shares of the same class. The Board of Directors adopted an amended and restated DRP on February 19, 2021.

The Fund has adopted an “opt out” distribution reinvestment plan pursuant to which the full amount of each new stockholder’s cash distributions will be reinvested in additional shares unless you opt out of the plan by delivering a written notice to our reinvestment agent. If your shares are held by a broker or other financial intermediary and you wish to opt out of the plan, you should notify your broker or other financial intermediary. Current stockholders will not participate in the plan unless you have previously enrolled in, or if previously opted out, enroll in, the distribution reinvestment plan. Any distributions of our shares pursuant to the Fund's distribution reinvestment plan are dependent on the continued registration of our securities or the availability of an exemption from registration in the recipient’s home state. Participants in the Fund's distribution reinvestment plan are free to revoke their participation in the distribution plan within a reasonable time as specified in the plan. If you elect to no longer participate in the plan you will receive any distributions the Fund declares in cash. If our Board of Directors authorizes, and the Fund declares, a cash distribution, and you have not opted out of the plan, then you will have your cash distributions reinvested in additional shares, rather than receiving the cash distributions. During this offering, the Fund generally intends to coordinate distribution payment dates so that the same price that is used for the closing date immediately following such distribution payment date will be used to calculate the purchase price for purchasers under the distribution reinvestment plan. In such case, your reinvested distributions will purchase shares at a price equal to 100% of the price that shares are sold in the offering at the closing immediately following the distribution payment date. Shares issued pursuant to the Fund's distribution reinvestment plan will have the same voting rights as the Fund's shares offered pursuant to this prospectus. No commissions or fees will be assessed pursuant to the Fund's distribution reinvestment plan. You will be subject to income tax on the amount of any dividends you receive, even if you participate in the Fund's distribution reinvestment plan and do not receive such dividends in the form of cash.

If you wish to receive your distribution in cash, you must deliver a written notice to the Fund's reinvestment agent. If you are a registered stockholder, you will automatically have your entire distribution reinvested in shares and the reinvestment agent will set up an account for shares you acquire through the plan and will hold such shares in non-certificated form.

Semi-Annual Report | June 30, 2025	45

YieldStreet Alternative Income Fund	Distribution Reinvestment Policy
June 30, 2025 (Unaudited)

The Fund intends to use newly issued shares to implement the plan and determine the number of shares the Fund issue to you as follows:

●	To the extent the Fund’s shares are not listed on a national stock exchange or quoted on an over-the-counter market or a national market system (collectively, an “Exchange”):

o	during any period when the Fund is making a “best-efforts” public offering of the Fund’s shares, the number of shares to be issued to you shall be determined by dividing the total dollar amount of the distribution payable to you by a price equal to 100% of the price that the shares are sold in the offering at the closing immediately following the distribution payment date; and

o	during any period when the Fund is not making a “best-efforts” offering of the Fund’s shares, the number of shares to be issued to you shall be determined by dividing the total dollar amount of the distribution payable to you by a price equal to the net asset value as determined by our Board of Directors.

●	To the extent the Fund’s shares are listed on an Exchange, the number of shares to be issued to you shall be determined by dividing the total dollar amount of the distribution payable to you by the market price per share of our shares at the close of regular trading on such Exchange on the valuation date fixed by the Board of Directors for such distribution.

There will be no sales charges to you if you elect to participate in the distribution reinvestment plan. The Fund will pay the reinvestment agent’s fees under the plan.

If you receive your ordinary cash distributions in the form of shares, you generally are subject to the same federal, state and local tax consequences as you would be had you elected to receive your distributions in cash. Your basis for determining gain or loss upon the sale of shares received in a distribution from us will be equal to the total dollar amount of the distribution payable in cash. Any shares received in a distribution will have a holding period for tax purposes commencing on the day following the day on which the shares are credited to your account.

The Fund reserves the right to amend, suspend or terminate the distribution reinvestment plan. The Fund may terminate the plan upon notice delivered to you at least 30 days prior to any record date for the payment of any distribution by us. You may terminate your participation in the plan from within the YieldStreet Portal.

All correspondence concerning the plan should be directed to the reinvestment agent by electronic mail at YieldStreet Alternative Income Fund Inc., investments@yieldstreetalternativeincomefund.com or by telephone at (844) 943-5378.

The Fund has filed the complete form of our distribution reinvestment plan with the SEC as an exhibit to the registration statement of which this prospectus is a part. You may obtain a copy of the plan by request of the plan administrator or by contacting the Fund.

46	www.yieldstreetalternativeincomefund.com

YieldStreet Alternative Income Fund Inc.	Board Considerations Regarding Approval of Investment Advisory Agreements
June 30, 2025 (Unaudited)

On May 20, 2025, the Board of Directors (the “Board”) of Yieldstreet Alternative Income Fund Inc. (the “Fund”), including the directors who are not “interested persons” of the Fund (the “Independent Directors”) as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), met in person (the “Meeting”) to discuss, among other things, the continuance of each of (i) the investment advisory agreement between Yieldstreet Management, LLC (“Yieldstreet” or the “Adviser”) and the Fund (the “Advisory Agreement”) and (ii) the investment sub-advisory agreement between the Adviser and Prytania Investment Advisors LLP (“Prytania” or the “Sub-Adviser”) on behalf of the Fund (the “Sub-Advisory Agreement” and, collectively with the Advisory Agreement, the “Agreements”).

In advance of the Meeting, the Board requested and received from the Adviser information about the Fund, the Adviser, the Sub-Adviser and the Agreements, certain portions of which are discussed below. Prior to their approvals, the Independent Directors had the opportunity to review the materials provided and met privately without representatives of the Adviser present. The Board also received a memorandum from Fund counsel discussing the legal standards under the 1940 Act and other applicable law for their consideration of the proposed approval of each Agreement.

In assessing each Agreement, the Directors evaluated and weighed several considerations that they believed to be relevant in light of the legal advice furnished to them by Fund counsel and made a decision in the exercise of their own business judgment. They considered a variety of factors, including those discussed below. In their deliberations, the Board and the Independent Directors did not identify any particular factor that was controlling, and each Director may have attributed different weights to the various factors. The summaries below do not identify all the matters considered by the Board but provide a summary of the principal matters the Board considered.

Following its review and consideration, the Board, including the Independent Directors, determined that the terms of each Agreement were reasonable and that the approval of such Agreement was in the best interests of the Fund and its shareholders. The Board, including all the Independent Directors, unanimously approved the continuance each Agreement for an additional one-year term through May 30, 2026.

Consideration and Approval of Continuation of Investment Advisory Agreement

Materials Reviewed and the Review Process:

Prior to approving the continuation of the Fund’s existing Advisory Agreement, the Independent Directors had requested and had been provided with detailed materials relating to the Fund, the Adviser, and the Advisory Agreement. The materials, among other things, included information about the Adviser’s business and operations; information regarding the background and experience of relevant personnel providing services to the Fund; information about the advisory, administrative and other material services rendered by the Adviser or its affiliates to the Fund, including information about the Adviser’s portfolio management process; information comparing the investment advisory fees, total expenses and performance of the Fund to those of a group of comparable funds; information relating to the profitability of the Adviser’s overall relationship with the Fund; and information about the Adviser’s policies and procedures, including its overall program for compliance and risk management; and information related to the Adviser’s engagement and oversight of third party service providers, including but not limited to Prytania, who serves as Sub-Adviser with respect to a portion of the Fund’s overall portfolio.

Semi-Annual Report | June 30, 2025	47

YieldStreet Alternative Income Fund Inc.	Board Considerations Regarding Approval of Investment Advisory Agreements
June 30, 2025 (Unaudited)

Factors Considered:

Nature, Extent and Quality of the Services: The Directors received and considered information regarding the nature, extent and quality of services provided to the Fund under the existing Advisory Agreement. The Directors reviewed and considered the research and decision-making processes utilized by the Adviser, including the methods adopted to seek to achieve the Fund’s investment objectives in a manner consistent with the Fund’s policies and restrictions. The Directors considered the background and experience of the Adviser’s personnel, including the qualifications, background and responsibilities of the key investment personnel responsible for servicing the Fund. The Directors considered, among other things, information provided to the Board with respect to Yieldstreet’s business, leadership and financial condition, the level of commitment to the Fund by the Adviser and its principals, the various investment strategies employed by the Adviser in the Fund’s portfolio and portfolio risk management process. In addition, the Board considered the Adviser’s general oversight responsibilities with respect to the Fund, including its role in overseeing Prytania, which manages a portion of the Fund’s overall portfolio. The Board agreed that they were satisfied with the nature, extent, and quality of services rendered by the Adviser under the Advisory Agreement. The Board also concluded that the services rendered by the Adviser under the Advisory Agreement were not duplicative of services rendered by the Adviser pursuant to the Administration Agreement between the Adviser and the Fund, nor were they duplicative of the services rendered by the Sub-Adviser pursuant to the Sub-Advisory Agreement between the Adviser and the Sub-Adviser.

Performance: The Directors reviewed performance information for the Fund’s shares for the year-to-date, 1-year, 3-year, 5-year and since-inception periods through March 31, 2025 compared to the performance of comparable registered closed-end investment companies with investment mandates, structural features, and performance objectives comparable to the Fund (the “Peer Group”) over the same periods. The Directors noted that the Fund’s performance was within the range of that of the Peer Group, noting that the Fund had outperformed the Peer Group median for the 1-year, 3-year and since inception periods, though it had trailed the median during the year-to-date and five-year periods. In considering the Fund’s performance compared to the Peer Group, the Board noted that given the limited universe of competitor funds, no group of peers or benchmark present a perfect comparison to the Fund, given that each potential peer fund has certain distinguishing characteristics with respect to structure, scale, life cycle, risk tolerance, objectives and strategies and other factors; however, the Board considered that the Peer Group was comprised of similar funds with investment mandates, structural features, and performance objectives most comparable to the Fund and determined the Peer Group, and the process for establishing such Peer Group, to be reasonable. The Directors also considered the Fund’s recent performance trajectory and the ability of the Adviser to evaluate and selectively invest in debt securities and other credit instruments that will help the Fund realize its stated investment objectives of generating income and preserving capital. After consideration of the recent and long-term investment performance of the Fund, the Adviser’s experience in managing the Fund, the quality of the Adviser’s investment personnel and other factors, the Board concluded that the investment performance of the Fund and the Adviser was consistent with the Fund’s investment objective and policies and therefore satisfactory.

48	www.yieldstreetalternativeincomefund.com

YieldStreet Alternative Income Fund Inc.	Board Considerations Regarding Approval of Investment Advisory Agreements
June 30, 2025 (Unaudited)

Costs of Services and Profits to the Adviser: The Board considered the total expense ratio of the Fund and the management fees paid to the Adviser, noting that the Fund’s management fee is calculated at an annual rate of 1.00% of the Fund’s average net assets, excluding cash and cash equivalents, at the end of the two most recently completed calendar quarter. The Board noted that because of this structure, to the extent that the Fund holds cash and/or cash equivalents, the actual management fee paid by the Fund would be lower than 1.00%. However, assuming full investment of the Fund’s assets and therefore a management fee of 1.00%, the Board observed that the Fund’s management fee was the second lowest among the funds in its Peer Group, notwithstanding that certain funds within the peer group were significantly larger than the Fund. The Board also noted that the Adviser does not collect performance-based fees in addition to the management fee, and that sub-advisory fees paid to Prytania pursuant to the Sub-Advisory Agreement are paid by the Adviser out of its management fee and not separately borne by the Fund. The Board considered the portion of the management fee retained by the Adviser and not paid through to the Sub-Adviser and found such amount to be reasonable.

The Board also considered the Fund’s expense ratio compared to the expense ratios of its peers. The Board reviewed comparative expense data for the Fund and its Peer Group and observed that the Fund’s annual expense ratio was lower than that of three of the five funds included in the Peer Group, and was in line with the median and below the mean for the Peer Group. The Board considered the Adviser’s expectations with respect to profitability of the Fund to the Adviser. They considered that the Fund is expected to be profitable to the Adviser in the current year and going forward, and that the Adviser expected to be able to start recouping certain waived fees and reimbursed expenses from the Fund in the second half of 2025. They also observed that the Adviser has, over the life of the Fund, reimbursed a significant amount of expenses to the Fund, which on a since-inception basis outweigh the amounts earned by the Adviser from the Fund to date.

After consideration of the foregoing, the Board found that the fees and expenses of the Fund, in light of the nature and quality of the services provided, amount of assets under management, costs associated with implementing and monitoring the Fund’s investment strategy and other factors, as well as the Adviser’s anticipated level of estimated profitability, were fair and reasonable.

Economies of Scale: The Board considered whether economies of scale could be achieved as the Fund grows and whether the Adviser’s fee reflects any such economies of scale in a manner that is fair and reasonable and beneficial for the Fund’s investors. The Board considered the Adviser’s efforts to create efficiencies and lower the costs of audit, valuation, and legal services to the Fund and noted that the Fund has not yet reached an asset size that would allow the Adviser to fully realize economies of scale. The Board also considered that given the nature of the Fund’s private credit and real estate investment strategies, there is limited opportunity for economies of scale in portfolio management because as assets increase, the work to source and underwrite private investments likewise increases. Following further discussion of the Fund’s asset levels, expectations for growth and level of fees, the Board determined that the Adviser’s fee was fair and reasonable when considering the Fund’s asset levels and economies of scale.

Semi-Annual Report | June 30, 2025	49

YieldStreet Alternative Income Fund Inc.	Board Considerations Regarding Approval of Investment Advisory Agreements
June 30, 2025 (Unaudited)

Other Benefits to the Adviser: The Directors reviewed and considered any incidental benefits derived or to be derived by the Adviser from its relationship with the Fund. They considered that the Fund has increased participation on the Adviser’s platform and objective of providing access to various alternative asset classes managed by the Adviser. The Directors also considered the ancillary benefit that the Adviser derives compensation in its role as administrator to the Fund.

Conclusion:

Having requested and reviewed such information from the Adviser as the Board believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, the Directors concluded that the compensation of the Adviser was appropriate under the Advisory Agreement and the continuance of the Advisory Agreement was in the best interests of the Fund and its shareholders.

Consideration and Approval of Continuation of Sub-Advisory Agreement

Materials Reviewed and the Review Process:

Prior to approving the continuation of the Sub-Advisory Agreement, the Independent Directors had requested and had been provided with detailed materials relating to the Sub-Adviser and the Sub-Advisory Agreement. The materials, among other things, included information about the Sub-Adviser’s business and financial condition; information regarding the background and experience of relevant personnel who would be providing services to the Fund; information about the advisory, administrative and any other material services proposed to be rendered by the Sub-Adviser or its affiliates to the Fund, including information about the Sub-Adviser’s portfolio management process; details of the Sub-Adviser’s performance over time in comparison to relevant market data; information regarding the sub-advisory fees proposed to be paid to the Sub-Adviser and comparative information regarding sub-advisory fees paid by similar funds and accounts; information related to the anticipated profitability of the Sub-Adviser’s relationship with the Fund; and information about the Sub-Adviser’s policies and procedures, including its overall program for compliance and risk management. The Board also considered input from the Adviser in evaluating and recommending Prytania to continue to serve as a sub-adviser to the Fund.

Factors Considered:

Nature, Extent and Quality of the Services: The Directors received and considered information regarding the nature, extent and quality of services provided to the Fund under Sub-Advisory Agreement. They considered Prytania’s experience and reputation as a global structured credit specialist. The Directors considered Prytania’s proposed investment strategy of investing in collateralized loan obligations (“CLOs”), U.S. asset-backed securities (“ABS”), commercial mortgage-backed securities (“CMBS”), residential mortgage-backed securities (“RMBS”) and one or more underlying business development companies in a manner consistent with the Fund’s policies and restrictions as well as Prytania’s investment and risk management processes.

The Directors considered the background and experience of the Sub-Adviser’s personnel, including the qualifications, background and responsibilities of the key investment personnel that would be responsible for managing the Sub-Adviser’s portion of the Fund’s portfolio. The Directors considered the presentations delivered by representatives of the Sub-Adviser at meetings throughout the prior year, during which such representatives reported on the sub-advised portion of the Fund’s portfolio. The Directors also considered the Adviser’s assessment of Prytania’s performance on behalf of the Fund and the Adviser’s recommendation to renew the Sub-Advisory Agreement. The Directors also reviewed the Sub-Adviser’s financial statements, noting no concerns regarding the firm’s continued viability.

50	www.yieldstreetalternativeincomefund.com

YieldStreet Alternative Income Fund Inc.	Board Considerations Regarding Approval of Investment Advisory Agreements
June 30, 2025 (Unaudited)

The Board agreed that they were satisfied with the nature, extent, and quality of services rendered by the Sub-Adviser under the Sub-Advisory Agreement.

Performance: The Directors considered Prytania’s performance record and considered Prytania’s performance with respect to the Fund in comparison to performance data relating to other funds and accounts managed by Prytania with similar asset class exposures to the strategy employed to date by Prytania within the Fund’s portfolio. The Directors considered such information in light of the expansion of the scope of Prytania’s mandate beyond CLO investments to a broader set of structured credit investments as directed by the Adviser, consistent with the Fund’s policies and restrictions as disclosed to investors. The Directors also considered the ability of the Sub-Adviser to evaluate and selectively make structured credit investments in line with the Fund’s investment objectives and portfolio restrictions, and took into account the Adviser’s assessment of such ability. After consideration of Prytania’s recent and long-term investment performance of Prytania, Prytania’s experience in managing structured credit strategies, the experience of Prytania’s personnel and other factors, the Board concluded that the investment performance of Prytania was consistent with the Fund’s investment objective and policies and therefore satisfactory.

Costs of Services, Economies of Scale and Profits to the Adviser: The Board considered the proposed sub-advisory fee to be paid to Prytania. The Directors considered the representation from the Adviser that the Adviser had focused on negotiating a competitive fee structure for the Fund, and that the sub-advisory fee is paid by the Adviser out of its investment management fee and not be separately borne by the Fund. They noted that when Prytania was added as a sub-adviser to the Fund, the investment advisory fee paid to the Adviser was not increased. The Directors also considered comparative information provided with respect to fees and noted that Prytania’s proposed sub-advisory fee was generally similar to or lower than the fees charged by Prytania to other comparable funds and accounts.

The Directors also considered the anticipated effect of asset growth of the Fund and other information that might suggest the potential for realizing economies of scale that could be shared with Fund shareholders.

The Directors considered the expected profitability of the Fund to Prytania, noting Prytania’s representations that on a fully allocated basis Prytania has priced the mandate to be breakeven from a profitability perspective in the near term as well as the Adviser’s representation that it negotiated the proposed sub-advisory fee on an arm’s-length basis.

The Directors concluded that the fees to be paid to Prytania by the Adviser are reasonable in light of the services performed for the Fund and anticipated economies of scale.

Semi-Annual Report | June 30, 2025	51

YieldStreet Alternative Income Fund Inc.	Board Considerations Regarding Approval of Investment Advisory Agreements
June 30, 2025 (Unaudited)

Other Benefits to the Sub-Adviser:

The Directors reviewed and considered any incidental benefits derived or to be derived by the Sub-Adviser from its relationship with the Fund. They considered Prytania’s expectation that the relationship can bring long-term growth to both parties, based on Prytania’s experience with longer term relationship funds that have developed in this manner.

Conclusion:

Having requested and reviewed such information from the Adviser and Sub-Adviser as the Board believed to be reasonably necessary to evaluate the terms of the Sub-Advisory Agreement, the Directors concluded that the compensation of the Sub-Adviser was appropriate under the Sub-Advisory Agreement and that the continuance of the Sub-Advisory Agreement was in the best interests of the Fund and its shareholders.

52	www.yieldstreetalternativeincomefund.com

Yieldstreet
Yieldstreet Alternative Income Fund Inc.

Copyright © 2025 Yieldstreet Alternative Income Fund Inc.
All Rights Reserved

(b)           Not applicable.

Item 2. Code of Ethics.

Not applicable to this filing.

Item 3. Audit Committee Financial Expert.

Not applicable to this filing.

Item 4. Principal Accountant Fees and Services.

Not applicable to this filing.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this filing.

Item 6. Investments.

(a)	The Registrant’s full schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Not applicable.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

A statement regarding the basis for approval of the Fund’s investment advisory contracts is included as part of the Report to Stockholders filed under Item 1 of this report.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

(a)	Not applicable to this filing

(b)	As of the filing of this semi-annual report, the individuals who currently have primary responsibility for management of the Registrant include Andrew Burgess and Michael Husemann of Prytania Investment Advisors LLP, the Fund’s Sub-adviser.

Andrew Burgess. Mr. Burgess has been a Senior Portfolio Manager at Prytania since 2009. Prior to this, Mr. Burgess was Head of Structured Products at Gulf International Bank in London (“GIBUK”), where he was responsible for the development of GIBUK’s ABS CDO franchise. Mr. Burgess began his career in commercial banking, underwriting corporate and retail loans before moving on to commercial property lending. Mr. Burgess holds a BSc in Economics & Accounting from the University of Hull.

Michael Husemann, CFA. Mr. Husemann joined Prytania in March 2006 and is currently a Portfolio Manager. Mr. Husemann covered all the structured finance asset classes throughout his career at Prytania. His current focus is the analysis of RMBS, CMBS and ABS transactions for Prytania’s low and high yielding fund strategies. For the longer term lock up vehicles he sources and manages select private credit opportunities. He holds a Masters of Chemical Engineering from Imperial College and Diploma in Computer Science from the University of Cambridge.

Other Accounts Managed

The following table identifies, as of June 30, 2025: (i) the number of registered investment companies, other pooled investment vehicles and other accounts managed by the applicable portfolio manager; (ii) the total assets of such companies, vehicles and accounts; and (iii) the number and total assets of such vehicles and accounts that are subject to an advisory fee based on performance.

	Number of Accounts	Assets of Accounts (in millions)	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee (in millions)
Andrew Burgess
Other Pooled Investment Vehicles	1	$65	—	—
Other Accounts	2	654	1	$7
Registered Investment Companies	1	32	—	—
Michael Husemann, CFA
Other Pooled Investment Vehicles	2	$82	1	$16
Other Accounts	6	692	4	44
Registered Investment Companies	1	32	—	—

Portfolio Manager’s Material Conflicts of Interest

Each of portfolio managers listed above may serve as an officer, director, or principal of entities that operate in the same or related lines of business as the Fund does or of investment funds managed by the Fund’s adviser, the sub-adviser and/or their affiliates. Accordingly, each may have obligations to investors in those entities that may require him or her to devote time to services for other entities, which could interfere with the time available to provide services to us. In addition, although other investment funds managed by the Fund’s adviser and/or sub-adviser or their affiliates may have different primary investment objectives than we do, they may from time to time invest in asset classes similar to those targeted by us. Neither the adviser, sub-adviser, nor any of their affiliates are restricted from raising an investment fund with investment objectives similar to ours. Furthermore, we may not be given the opportunity to participate in certain investments made by such entities.

As a result of the arrangements described above, there may be times when one or more of our portfolio managers may have interests that differ from those of our stockholders, giving rise to a conflict of interest.

Compensation Overview of Investment Professionals Employed by the Adviser and Sub-Adviser

The discussion below describes the compensation of the portfolio managers listed above.

No portfolio manager receives any direct compensation from the Fund in connection with the management of the Fund’s portfolio.

The specific form of compensation of the sub-adviser’s investment professionals may include a variety of components and may vary from year to year based on a number of factors. Specifically, a particular investment professional employed by the sub-adviser may also receive all or some combination of a salary and a bonus.

Base Compensation

Generally, when a particular investment professional receives base compensation it is based on their individual seniority and their position within the applicable firm.

Discretionary Compensation

In addition to base compensation, a particular portfolio manager may receive discretionary compensation from their applicable firm. Discretionary compensation may be based on individual seniority and contribution.

Securities Ownership

As of June 30, 2025, neither Mr. Burgess nor Mr. Husemann beneficially owned equity securities of the Fund.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Mar-25	452,897	$9.27	452,897	N/A
Jun-25	451,933	$9.33	451,933	N/A

Item 15.  Submission of Matters to a Vote of Security Holders.

No material changes to the procedures by which the stockholders may recommend nominees to the Registrant’s Board of Directors have been implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 16. Controls and Procedures.

(a)	The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

(a)           Not applicable.

(b)           Not applicable.

Item 19. Exhibits.

(a)(1)	Not applicable to this filing.

(a)(2)	Not applicable.

(a)(3)	A separate certification for the Registrant’s Principal Executive Officer and Principal Financial Officer as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)), are attached hereto as Ex99302.Cert.

(a)(4)	Not applicable.

(a)(5)	Not applicable.

(b)	The certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) of the 1940 Act, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	YieldStreet Alternative Income Fund Inc.

By (Signature and Title)	/s/ Ted Yarbrough
Ted Yarbrough, Chief Executive Officer
(Principal Executive Officer)

Date:	September 4, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the date indicated.

By (Signature and Title)	/s/ Ted Yarbrough
Ted Yarbrough, Chief Executive Officer
(Principal Executive Officer)

Date:	September 4, 2025

By (Signature and Title)	/s/ Stephen Ferrara
Stephen Ferrara, Chief Financial Officer and Treasurer
(Principal Financial Officer)

Date:	September 4, 2025